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                                                                    EXHIBIT 10.3
                                    FORM OF
                             NRTC/MEMBER AGREEMENT
                         FOR MARKETING AND DISTRIBUTION
                                OF DBS SERVICES

         This Agreement is made by and between the NATIONAL
RURALTELECOMMUNICATIONS COOPERATIVE, a District of Columbia corporation ("NRTC"),________________________ ("Member") on this ___ day of ______________,
199__. Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Exhibits.

         WHEREAS, Hughes Communications Galaxy, Inc. ("HCG") has obtained authorization from the Federal Communication Commission ("FCC") to construct, launch and operate one or more satellites and to transmit on 27 frequencies (the "HCG Frequencies") from the 101(degree) W.L. orbital location to provide Ku-Band Direct Broadcast Service ("DBS") to the Continental United States ("CONUS").

         WHEREAS, NRTC has entered into an agreement with HCG (the "HCG Agreement") in which NRTC has obtained the rights to distribute through its members and others certain DBS Services to rural America;

         WHEREAS, HCG intends to distribute sports, movies and other video entertainment and information programming as its own DBS business ("DirecTv") over the 101(degree) satellite(s) and to make such programming available to NRTC for distribution through its members and others;

         WHEREAS, NRTC wishes to provide Member with the right to distribute such DBS Services to Subscribers, and Member wishes to become a distributor of NRTC's DBS Services and HCG's DirecTv, if available, and to compensate NRTC for these services;

         NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, NRTC and Member hereby mutually agree as follows:

         1. DBS SERVICES. The DBS Services to be provided by NRTC to Member for distributing to Committed Member Residences as defined under this Agreement shall consist of twenty (20) Cable Programming Services (the "Cable Programming"); the satellite transponder capacity; telemetry, tracking and control ("TT&C") services to monitor the status of the satellite; service and facilities necessary to uplink, transmit and process the signals to deliver the Cable Programming access control services to control subscriber access to programming, including report-back information related to purchase data; security services designed to prevent and/or respond to and remedy security breaches; subscriber terminal equipment availability and NRTC
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support services, all as set forth in Exhibit A. The Cable Programming shall be provided in accordance with the terms and conditions set forth in Exhibit B. NRTC may also provide Member, if available, distribution rights to serve commercial establishments and to provide certain data and audio services under terms and conditions to be later agreed to by Member and NRTC.

         2. NRTC ROLE (a) Grant of Distribution Rights. NRTC grants to Member the exclusive right to market and sell DBS Services transmitted over the HCG Frequencies to Committed Member Residences as set forth in Exhibit C ___. Any Committed Member Residence which subscribes to DBS Services shall be deemed a "Subscriber" under this Agreement. Committed Member Residences shall be determined by and limited to the specific residences listed or the specific geographic area described in Exhibit C ___, as appropriate. To the extent consistent with this Agreement and the terms of the Cable Programming agreements, Member shall have the right to establish the terms and conditions upon which it will market and sell DBS Services to Committed Member Residences and subject to its payment to NRTC or HCG, as appropriate of all sums required under this Agreement, shall be entitled to all revenues from such marketing and sales; provided, however that any rights to distribute any of the Cable Programming shall extend only to the extent and for the duration as may be provided under the relevant Cable Programming agreements. Member acknowledges that NRTC may be unable to obtain the right for Member to distribute Cable Programming to residences that have cable television service available.

         (b) DirecTv. NRTC grants to Member the non-exclusive right to market and sell DirecTv to Committed Member Residences to the extent such rights are granted to NRTC by HCG under the HCG Agreement. Member shall be compensated for its marketing and sale of DirecTv as specified in Exhibit D and in accordance with the terms and conditions contained in Exhibit D. The parties acknowledge that HCG does not now have the right to distribute DirecTv programming and has no obligation to NRTC or to Member to obtain such rights, but that HCG intends to use reasonable efforts to obtain such rights. Member acknowledges that HCG, on its own behalf, may market and sell DirecTv to residences, including Committed Member Residences.

         (c) Marketing. NRTC shall assist Member in marketing and promoting DBS Services. NRTC shall develop marketing materials and other information to be used by Member for national and local advertising and promotion of DBS Services. Marketing materials shall be provided to Member at no cost or at NRTC's cost.

         (d) Support Services. NRTC shall develop and provide Member with subscriber authorization and data reporting capability, retail billing services, central office subscriber support services and other services related to the provision of DBS Services.

         (e) Subscriber Terminal Equipment Availability. NRTC at Member's request shall contract with Thomson Consumer Electronics, Inc. ("TCE") to deliver subscriber terminal equipment to Member in quantities and under terms to be set forth in a separate agreement between Member and NRTC. TCE has represented to NRTC that the subscriber terminal equipment will be available in accordance with the terms and conditions set forth in Exhibit A.
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         3. MEMBER ROLE. (a) Marketing. Member shall at its own expenses, (i)
use best efforts to promote, market and sell DBS Services to Committed Member Residences, (ii) participate in NRTC sponsored promotional and advertising campaigns and cooperate with NRTC in marketing tests and research, as reasonably requested by NRTC; (iii) respond promptly to all inquires about DBS Services; and (iv) use print, electronic and other media to promote the sale of DBS Services to the extent commercially practical. Member shall determine the specific timing amount of funds expended in such promotion, marketing and sales.

         (b) Subscriber Authorization. Member shall (i) authorize new Subscribers through the Conditional Access Management Center ("CAMC") in accordance with procedures established by NRTC and provide NRTC with the Subscriber's name, address, zip code, descramble identification and such other information as NRTC may reasonably request; (ii) maintain information regarding the location of each Subscriber's descrambler; (iii) require all Subscribers to notify Member in the event the location of any descrambler is changed; (iv) promptly proved new descrambler location information and all updated Subscriber information to NRTC; and (v) require Subscriber to agree to NRTC audit procedures as necessary to maintain current information regarding the location of descramblers. "Authorized Subscriber" means any and all Subscribers that are authorized by the CAMC as of the 15th of any given billing month to receive any and all DBS Services.

         (c) Billing and Collection. Member shall at its own expense (i) receive and process orders; (ii) bill and collect payment; (iii) service subscribers accounts; (iv) keep accurate books of account covering all transactions relating to its responsibilities under this Agreement; and (v) provide NRTC with such records and account information as may be reasonably requested by NRTC.

         (d) Unauthorized Reception. Member shall take all reasonable steps required to ensure that DBS Services are not received at any unauthorized location or in any unauthorized manner. NRTC reserves the right to deny access to DBS Services to Subscribers whose descramblers have been the subject of unauthorized or inappropriate use as determined by NRTC. Member shall cooperate with NRTC and assist in implementing security measures designed to prevent and/or respond to or remedy security breaches related to the DBS Services.

         4. PAYMENT TERMS. (a) Committed Member Payment and NRTC Marketing and Development Fee. Upon execution of this Agreement, Member shall pay NRTC on a one-time basis the Committed Member Payment and the NRTC Marketing and Development Fee in the amounts specified in Exhibit C ___.

         (b) Monthly Operating Fees. Member shall pay NRTC monthly operating fees ("Monthly Fees") on a per Authorized Subscriber basis in accordance with the terms and conditions set forth in Exhibit E. NRTC shall notify Member at least 30 days in advance of any adjustments to the Monthly Fees.
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         (c) Monthly Security Services Fees. Member shall pay NRTC a monthly fee for security services on a per Authorized Subscriber basis ("Security Fee") in accordance with the terms and conditions set forth in Exhibit F. Member shall notify NRTC of any activities which could result in a Security Breach (as defined in Exhibit G). If NRTC is notified of a Security Breach by HCG and such breach has not been cured in accordance with the procedures outlined in Exhibit G, NRTC shall notify Member and Member's Security Fee shall be suspended until the Security Breach is cured; provided, however, that such suspension shall not relieve Member of its obligation to pay NRTC the amount of any Security Fee due and payable to NRTC for services provided prior to such notice nor relieve Member of any other payment obligations under this Agreement.

         (d) Monthly Programming Fees. Member shall pay NRTC on a monthly basis all programming fees, compulsory copyright license fees and other fees required for the Cable Programming on a per Authorized Subscriber basis. Programming fees shall be based substantially on accepted cable industry rate cards. NRTC shall provide Member with a rate card specifying applicable fees prior to the Service Commencement Date, which shall be attached hereto as Exhibit H. In addition, beginning in the fourth year of operation, if required under the Cable Programming agreements, Member shall agree to pay the cost of programming fees for minimum subscriber levels of up to five percent (5%) (based on Member's total number of Committed Member Residences) and/or any fees, guarantees, penalties or costs due under the programming agreements that are attributable to Member's failure to provide the required minimum subscriber level.

         (e) NRTC Margin. NRTC shall be entitled to charge Member and Member shall pay NRTC a reasonable margin on the cost of providing DBS Services under this Agreement, as determined by NRTC's Board of Directors consistent with the exercise of good faith and sound business judgment.

         (f) Invoices. Bills rendered by NRTC to Member under this Agreement shall be due and payable within 15 days of the date of invoice. Member shall be liable to NRTC for payment of all charges regardless of whether Member actually collects or receives payment from Subscribers. Any charges due are delinquent if not paid fifteen (15) days after the date of the invoice. Interest at a rate of 1.5% per month will be paid by Member on any balance owed to NRTC which is not paid when due. Should Member fail to pay in a timely manner any fees or other amounts due NRTC, then NRTC shall have the right to offset such amounts against and deduct such amounts from any fees of sums payable to Member for marketing or sale of DirecTv or other services under this Agreement.

         (g) Place of Payment. All payments by Member pursuant to this Agreement shall be made to NRTC at the address provided in Section 23 and shall be deemed received and made only upon actual receipt by NRTC.
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         (h) Suspension of Services for Non-Payment. (I) If NRTC does not receive full and timely payment from Member of the fees described in this
Section 4, after written notice to Member and a 10 day period to cure, NRTC may
(i) suspend any and all DBS Services to Member or Subscribers; (ii) provide all DBS Services to and receive payment directly from Subscriber; and/or (iii) commence collection procedures or judicial action, at law or in equity, to collect such sums, damages, costs, liabilities and expenses (including, without limitation, court costs and reasonable attorneys' fee and other third party fee(s), collectively "Expenses"). In addition, NRTC may at any time identify member in writing to HCG. If NRTC identifies Member to HCG, HCG may, in its sole discretion, after written notice to Member, followed by a 15 day period to cure, (i) suspend any and all DBS Services to Member and/or Subscribers and/or
(ii) commence collection procedures or judicial action, at law and in equity to collect such sums, damages, costs, liabilities and Expenses. If Member does not pay NRTC (or HCG, as appropriate), then NRTC also may exercise its rights pursuant to Section 14.

         (i) If NRTC (i) has received full payment of fees due from Member, but does not timely pay HCG all or any portion of such fees that are due HCG by NRTC or (ii) fails to identify Member to HCG as delinquent, then under the HCG Agreement HCG may not suspend DBS Services to Member or Subscribers but may thereafter require Member to pay such fees directly to HCG rather than to NRTC under this Agreement.

         5. SERVICE COMMENCEMENT, SERVICE TERM. (a) Service Commencement Date. The Service Commencement Date "shall mean the date on which HCG commences provision of DBS Services. The scheduled Service Commencement Date under the HCG Agreement is April 1, 1994. This date is based upon the scheduled launch of the satellite in December of 1993. Member acknowledges that the schedule Service Commencement Date is subject to change due to delays in launching the satellite and implementation and development of the other elements of DBS Services. Member acknowledges that the Services Commencement Date may occur earlier than April 1, 1994.

         (b) Late Commencement Payments. If the Service Commencement Date has not occurred by December 31, 1994, the HCG Agreement has not otherwise been canceled or terminated, HCG is required to pay to NRTC for a maximum of 36 months a monthly Late Commencement Payment in an amount equal to 0.95 percent of the aggregate Committed Member Payments actually paid to HCG by NRTC pursuant to the HCG Agreement ("Late Commencement Payment"). Upon receipt of any such Late Commencement Payment from HCG, NRTC shall pay Member on a quarterly basis its pro rata share based on the Committed Member Payment made by Member under this Agreement. Any Late Commencement Payment due to Member at the end of a month in which the Service Commencement Date occurs shall be pro rated. No Late Commencement Payment shall be due or payable if the failure or delay in the performance by HCG of its obligations result from any acts or omissions of NRTC, Member, other NRTC Members or their agents. If the Services Commencement Day does not occur by December 31, 1997, NRTC or HCG may terminate the HCG Agreement, and in such event this Agreement may be terminated pursuant to Section 13 and Member shall be entitled to receive refunds pursuant to
Section 12.
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         (c) Service Term. Unless this Agreement is canceled, terminated, or expires earlier, it shall remain in effect until HCG removes the satellite from its assigned orbital location (the "Satellite Expiration Date"). In the event the Satellite Expiration Date occurs earlier than ten (10) years from the Service Commencement Date, Member shall receive a refund of its Committed Member Payment in accordance with Section 12.

         6. CONTRACT DECISION PROCESS. (a) Conditions. If HCG has not met certain conditions under the HCG Agreement related to development of DBS Services and/or obtaining the necessary Cable Programming by December 1, 1992, either NRTC or HCG may by December 11, 1992, terminate the HCG Agreement. If HCG has not obtained the necessary Cable Programming but has met the other conditions related to development of DBS Services, NRTC may elect not to terminate the HCG Agreement and instead may attempt to obtain the Cable Programming on its own behalf. If NRTC does not assume by March 1, 1993, the obligation to obtain the Cable Programming, the HCG Agreement will terminate at that time.

         (b) Threshold Payment. If NRTC has not paid HCG at least $100 million in aggregate Committed Member Payments on or before December 11, 1992, the HCG Agreement may terminate.

         (c) Escrow Account. All Committed Member Payments paid to NRTC prior to December 1, 1992 (or March 1, 1993, applicable) shall be placed in an interest-bearing Escrow Account. If the HCG Agreement is terminated as described above, the escrowed Committed Member Payments plus accrued interest shall be released to NRTC. Upon receipt, NRTC shall refund to Member its Committed Member Payment plus its pro-rata share of any occurred interest. If the HCG Agreement is not terminated, then the Committed Member Payments in the Escrow Account, plus any accrued interest, shall be released to HCG.

         7. REPRESENTATIONS, WARRANTIES, AND COVENANTS. (a) Authority. NRTC and Member each represent and warrant to the other that it has all requisite power and authority (i) to execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered by each in connection with this Agreement; (ii) to own, lease or operate its property and assets; and (iii) to carry on its business as presently conducted.

         (b) Litigation. NRTC and Member each represent and warrant to the other that, to the best of its knowledge there is no outstanding or threatened judgement, threatened or pending litigation or proceeding, involving or affecting the transactions provided for in, or contemplated by, this Agreement, except as has been previously disclosed in writing by either party to the other.

         (c) Laws. NRTC and Member each shall comply with all FCC and other governmental (whether international, federal, state, municipal, or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders of any such governmental agency, body, or court applicable to it regarding the provision of DBS Services.
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         (d) Member. For purposes of this Agreement, the term "Member" shall include both Members and Affiliates of NRTC as defined in the Bylaws or NRTC. Member shall comply with and be bound by the provisions of the Articles of Incorporation and Bylaws of NRTC and by such policies as it may adopt from time to time.

         8. INDEMNIFICATION. (a) Member shall indemnify and hold harmless NRTC, its other Members, its affiliated companies, and its officers, directors, employees and agents from all liabilities, claims, costs, damages and Expenses arising out of any breach or claimed breach of any representations, warranties or obligations of Member pursuant to this Agreement.

         (b) Member shall indemnify and hold harmless NRTC, its other Members, HCG and their affiliated companies, and its officers, directors, employees and agents from all liabilities, claims, cost, damages and Expenses arising out of any breach or claimed breach of any representation, warranties or obligations of Member pursuant to this Agreement.

         (c) If NRTC or HCG determines that is provisions of any programming violates any applicable laws, NRTC or HCG may cease providing such programming to Member. Member agrees that NRTC, HCG or program providers may change, black-out, terminate or discontinue at any time any Cable Programming being delivered. NRTC reserves the right with the exercise of good faith and reasonable business judgement, to substitute or to change programming or modify the terms and conditions related to the programming offered. In such event, NRTC shall use reasonable best efforts to claim and provide Member alternate programming. Member shall indemnify and hold harmless NRTC, its other Members, HCG and their respective affiliated companies, officers, directors, employees and agents from and against any and all liabilities, claims, costs, damages and Expenses caused by or resulting from the content of the Cable Programming or the cessation of any DBS Services.

         (d) Member recognizes that pursuant to the HCG Agreement, HCG may deliberately preempt or interrupt the use of all or a portion of DBS Services in unusual or abnormal situations to protect the overall performance of the satellite and shall indemnify and hold harmless NRTC and HCG, and their affiliated companies, officers, directors, employees and agents from and against any and all liabilities, claims, costs, damages and Expenses resulting from such cessation of any DBS Services.

         9. TRADEMARKS AND LOGOS. Member may use NRTC's or HCG's trademarks, services marks or logos only in accordance with any licensing arrangements established by NRTC and/or HCG, as appropriate. NRTC also may make available approved promotional material with the names, trademarks and/or logos of HCG or the programming providers for Member's use in marketing, advertising and promotion of DBS Services or DirecTv in accordance with guidelines furnished by NRTC. Member may not otherwise use any trademark, service mark or logo of
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NRTC, HCG or any programming providers in any promotional, marketing or advertising materials without the permission of the owner of same. Member shall contact NRTC to obtain permission from HCG or the programming providers when necessary and for any information and assistance pertaining to HCG or the programming providers.

         10. AVAILABILITY OF INFORMATION AND CERTIFICATE OF COMPLIANCE.

         (a) Statements. Member shall provide within 30 days of a request by NRTC a statement, certified by an appropriate officer of Member or in independent billing service, setting forth the number of Subscribers receiving DBS Services during the month specified in such request and stating to the best of the officer's knowledge that DBS Services were provided and distributed during such month in full compliance with all of the provisions of this Agreement. At NRTC request, Member shall permit NRTC or its representatives at reasonable times during normal business hours (or at any time if Member is in default or breach of this Agreement) to review during the term of this Agreement and for one (1) year thereafter, its Subscriber accounting system.

         (b) Accuracy of Information. If requested by NRTC, Member shall within ninety (90) days following the end of Member's fiscal year, during any portion of which this Agreement is in effect, provide a letter addressed to NRTC signed by an appropriate officer of Member which attests to the completeness and accuracy of all information supplied to NRTC by Member during the preceding fiscal year. Member's obligation to supply letters of attention shall continue after the termination of this Agreement until NRTC receives the letter with respect to the last fiscal year during any portion of which this Agreement is in effect.

         11. OUTAGE CREDITS. In the event of the occurrence of outages in portions of DBS Services, as generally described in Exhibit I, HCG is required to provide certain credits to NRTC pursuant to the HCG Agreement, to be applied toward fees for future services. NRTC shall make all such credits provided by HCG available to Member on a prorated basis in consideration of the amount of such credits and the number of Members entitled to receive a proration of such credits.

         12. REFUNDS TO MEMBER. Pursuant to the HCG Agreement, HCG is required to provide refunds to NRTC as generally described in Exhibit J. NRTC shall make all refunds it receives from HCG available to Member on a prorated basis in consideration of the amount of the refunds, the amount of Member's Committed Member Payment and the number of Members entitled to receive a portion of the refunds. Member recognizes that refunds, if any, shall not include interest.

         13. TERMINATION OF HCG AGREEMENT. In the event the HCG Agreement is terminated, except as provided in Section 15, NRTC may terminate this Agreement and neither party shall have any further obligations regarding the other except as specifically provided in this Agreement; provided, however, that Member shall receive refunds from NRTC as may be due and payable under Section 12 of this Agreement.
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14. BREACH BY MEMBER. If Member fails to make any and all payments due to NRTC
(or HCG, as appropriate) under this Agreement, or otherwise breaches or fails to perform a material obligation under this Agreement, in addition to any other remedies available in law or in equity, NRTC may in its sole discretion and upon 30 days written notice to Member, including therein, a 10 day period for Member to cure, (i) suspend all DBS Services to Member and/or Subscribers; (ii) terminate this Agreement; and (iii) bring an action for and immediately declare due and payable all sums due and owing NRTC (or HCG, as appropriate). In addition, if HCG has suspended any or all of the DBS Services to Member and/or Subscribers for sixty (60) or more days under Section 4(h), then NRTC may terminate this Agreement immediately upon notice to Member, and HCG may bring an action at law or in equity to collect from Member the sums due under Section 4 to NRTC (or HCG, as appropriate) and the liabilities, costs, damages and Expenses associated therewith. In the event of a termination under this Section, neither NRTC nor HCG shall be responsible or liable to Member or others for any damages, costs or Expenses arising therefrom; nor shall NRTC or HCG owe or be required to provide Member any refund of amounts previously paid to NRTC or HCG by Member. Upon such termination, Member shall have no further right to provide DBS Services to any Subscribers and DBS Services may be provided to the Subscribers directly by NRTC or any other distributor as NRTC may appoint.

         15. NRTC BREACH OF HCG AGREEMENT. If the HCG Agreement is terminated or canceled as a result of a default or breach by NRTC, HCG is obligated to NRTC under the HCG Agreement to continue to provide DBS Services to Member (subject to Section 4(h)) either, at HCG's option, (i) by the assumption by HCG of NRTC's rights and obligations under this Agreement (which assumption is hereby expressly permitted upon written notice to Member) or (ii) under a new agreement containing substantially the same terms or terms no less favorable than those provided Member under this Agreement. This provision does not apply in the case of a termination under Section 6.

         16. LIMITATION OF LIABILITY. NOTWITHSTANDING ANY OTHER PROVISIONS IN THIS AGREEMENT TO THE CONTRARY, NRTC SHALL NOT BE LIABLE TO MEMBER FOR ANY INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, CLAIMS OF CUSTOMERS, LOSS OF GOODWILL OR LOSS OF PROFITS OR MARGINS, ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NON-PERFORMANCE OF ITS OBLIGATIONS. ANY AND
ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR USE, ARE EXPRESSLY EXCLUDED
AND DISCLAIMED BY NRTC EXCEPT TO THE EXTENT SPECIFICALLY AND EXPRESSLY PROVIDED FOR HEREIN. IT EXPRESSLY IS AGREED THAT NRTC'S SOLE OBLIGATIONS AND LIABILITIES RESULTING FROM A BREACH OF THIS AGREEMENT AND MEMBER'S EXCLUSIVE REMEDIES FOR ANY CAUSE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LIABILITY ARISING FROM NEGLIGENCE) ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR THE
TRANSACTIONS CONTEMPLATED HEREIN ARE THOSE SET FORTH IN SECTIONS 6, 11 AND 12 AND ALL OTHER REMEDIES OF ANY KIND ARE EXPRESSLY EXCLUDED.
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         17. INJUNCTIVE RELIEF. NRTC and Member each shall have the right to obtain injunctive relief, if necessary, in order to prevent the other party from willfully breaching its obligations under this Agreement or to compel the other party to perform its obligations under this Agreement. If either party should bring an action against the other in order to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys fees and costs in addition to any other remedy it may have.

         18. FORCE MAJEURE. Any failure or delay of performance shall not be deemed a breach of this Agreement by NRTC if such failure or delay results from any acts of God, labor, dispute, breakdown of facilities, failure of equipment, mechanical failure, weather, fire, flood, legal enactment, government order or regulation, any act or omissions of Member or any similar cause beyond the reasonable control of NRTC. Nothing in this Section shall be deemed to limit Member's rights to receive Late Commencement Payments, release of escrowed Committed Member Payment and any accrued interest, outage credit and refunds, if applicable, pursuant to Sections 5, 6, 11 and 12 of this Agreement.

         19. ASSIGNMENT AND TRANSFER. Member shall not assign or transfer, directly or indirectly, in whole or in part, its rights or obligations under this Agreement without the prior written consent of NRTC and HCG, which consent shall be not unreasonably withheld , NRTC may transfer this Agreement in whole to a successor of all or substantially all of its assets upon written notice to Member.

         20. CONFIDENTIALITY. (a) General. NRTC and Member shall hold in confidence all provisions of this Agreement and all information provided by either party to the other in connection with this Agreement. NRTC and Member acknowledge and agree that all information related to this Agreement, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons (other than to affiliates, officers, directors, employees and agents of NRTC and Member, each of whom is bound by this provision) without the prior written consent of both Member and NRTC, except:
(i) at the written direction of the other party; (ii) to the extent necessary to comply with law or valid court order of a court of competent jurisdiction, in which event the party shall notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of the information; (iii) as part of its normal reporting or review procedures to its parent company, its auditors and its attorneys who agree to be bound by this Section; (iv) in order to enforce any rights pursuant to this Agreement (v) in order to comply with the provisions of any programming agreements or copyright licensing requirements; (vi) to obtain appropriate insurance, provided the insurance company agrees in writing to be bound by this Section; (vii) to obtain financing; provided that any person or entity providing financing agrees in writing to be bound by this Section;
(viii) to obtain programming services; (ix) and to the extent NRTC may be permitted or required to disclose information or provide this Agreement to HCG under the HCG Agreement.

         (b) Subscriber Information. NRTC acknowledges that Member has substantial proprietary interests and rights to subscriber information and agrees to maintain all subscriber information on a strictly confidential basis. NRTC and Member each further covenant that except as provided in Section 4(h) and Section 14 under no circumstances will use or allow others to use the subscriber information for any reason other than to verify amounts due under the terms of this Agreement and for purposes as are approved in advance and in writing by the other party. In the event a Subscriber subscribes to both DBS Services and DirecTv, NRTC and Member recognize that HCG shall also have proprietary interests in the subscriber information.

         (c) Confidentiality Survival. All provisions in this Agreement relating to the confidentiality of information shall survive the termination, expiration, cancellation or rescission of this Agreement for a period of five
(5) years.

         21. CONSTRUCTION AND MODIFICATION OF AGREEMENT. The existence, validity, construction, operation and effect of this Agreement and all Exhibits shall be determined in accordance with and be governed by the laws of the District of Columbia. The Agreement and Exhibits constitute the entire agreement between the parties and supersede all previous understandings, commitments and representations concerning the subject matter. Each party acknowledges that the other party has not made any representations other than those that are contained in this Agreement and Exhibits. This Agreement and Exhibits may not be amended or modified in any way, except (i) as provided in the Agreement or Exhibits or (ii) by a writing signed by an authorized officer of the party against whom the amendment, modification or waiver is sought to be enforced. In addition, any amendment or modification to this Agreement or the Exhibits is contingent on HCG's prior written approval (which shall not be unreasonably withheld), except the amounts due and payable to NRTC for Committed Member Payments, TT&C, Ground Services and Security Services may be modified without HCG's prior approval to the extent that such modified amounts are not less than those contained in the HCG Agreement.

         22. NO INFERENCE. No provision of this Agreement will be interpreted against any party solely because the party or its legal representation drafted the provision.

         23. NOTICES. All notices and other communications from either party to the other under this Agreement shall be in writing and shall be deemed received upon actual receipt or upon the expiration of the fifth business day after being deposited in the United States' mails, postage prepaid, addressed to the other party as follows:

TO NRTC:                                        TO MEMBER:

National Rural Telecommunications
Cooperative
Woodland Park
Herndon, VA  22071
Attention:  Chief Executive Officer

cc:  Executive Director

         24. SEVERABILITY. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law. Wherever there is any conflict between any provision of this Agreement and any law, the law shall prevail and this Agreement shall be limited only to the extent necessary to permit compliance with the minimum legal requirement. No other provisions of this Agreement shall be affected and all other provisions shall continue in full force and effect.

         25. TAXES. Member shall be responsible for and shall pay all applicable property, sales, use or similar taxes imposed by any local, state, national or international, public or quasi-public governmental entity, in respect to Member's marketing, sale, distribution or other activities related to DBS Services.

         26. INTENDED THIRD PARTY BENEFICIARY. The provisions of this Agreement are for the benefit of the parties. It is expressly agreed and understood that HCG is an intended third party beneficiary of this Agreement. No other persons or parties are intended as beneficiaries of this Agreement and none shall have rights to enforce or benefit from the provisions of this Agreement. NRTC and Member acknowledge and agree that (a) HCG is not a party to this Agreement and is not bound by or liable to NRTC or Member under the provisions of this Agreement except to the extent that HCG assumes NRTC's rights and obligations under this Agreement pursuant to Section 15, and (b) that Member is not a third party beneficiary under the HCG Agreement.

         27. NON WAIVER OF BREACH. Either party may specifically waive any breach of this Agreement by the other party, provided that no waiver shall binding or effective unless in writing and no waiver shall constitute a continuing waiver of similar or other breaches. A waiving party, at any time, and upon notice given in writing to the breaching party, may direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from that time forward.

         28. EXHIBITS. Each and every Exhibit associated with this Agreement, and the terms and conditions contained in the Exhibits, are incorporated into and made a part of this Agreement. Certain Exhibits may be amended from time to time, pursuant to Section 21.

         29. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all counterparts together shall constitute but one and the same document.

         30. COOPERATION. Each party shall cooperate with the other and shall execute additional documents as are reasonably necessary in order to carry out the provisions of this Agreement.

         WHEREOF, each of the parties to this Agreement has duly executed and delivered this Agreement as of the day and year indicated below.

National Rural                             Member
Telecommunications Cooperative

By:                                        By:

Title:                                     Title:

Date:                                      Date:

                                    FORM OF
                                  AMENDMENT TO
                      NRTC/MEMBER AGREEMENT FOR MARKETING
                        AND DISTRIBUTION OF DBS SERVICES

         This Amendment ("Amendment") to that certain NRTC/Member Agreement For the Marketing And Distribution of DBS Services, dated ______________, 199__ ("Agreement"), is made by and between ___________________________ ("Member")
and NATIONAL RURAL TELECOMMUNICATIONS COOPERATIVE ("NRTC").

         A. For other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto amend the Agreement and Exhibits as follows:

         1. Section 1 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 1. DBS SERVICES. The DBS Services to be provided by NRTC to Member for distribution to Committed Member Residences and/or to Commercial Establishments (as both are defined under and subject to the terms of this Agreement) shall consist of twenty-two (22) cable programming services ("Cable Programming"); all other video, audio, data packages, "a la carte" programming services and other services which are transmitted by HCG over the HCG Frequencies to Committed Member Residences and/or to Commercial Establishments to the extent HCG has obtained such rights ("HCG DirecTv"); the satellite transponder capacity; telemetry, tracking and control ("TT&C") services to monitor the status of the satellite; services and facilities necessary to uplink, transmit and process the signals to deliver Cable Programming; access control services to control subscriber access to programming, including report-back information related to purchase data; security services designed to prevent and/or respond to and remedy security breaches; subscriber terminal equipment availability and NRTC support services, all as set forth in Exhibit A. Cable Programming shall be provided in accordance with the terms and conditions set forth in Exhibit B, which exhibit may be amended by NRTC from time to time. Cable Programming and HCG DirecTv are referred to in this Agreement collectively as "Programming".

         2. NRTC ROLE. (a) Grant of Distribution Rights. NRTC grants to Member the exclusive right to market, sell and retain revenue from Programming (except Non Select Services as defined in Section 2(b)) transmitted over the HCG Frequencies directly to Committed Member Residences as set forth in Exhibit C__. Programming and the terms and conditions with respect to Programming marketed and sold to Committed Member Residences are set forth in Exhibit H, which exhibit may be amended by NRTC from time to time. Any Committed Member Residence and/or Commercial Establishment as applicable, which subscribes to Programming shall be deemed a "Subscriber" under this Agreement. Committed Member Residences shall be determined by and limited to the specific residences listed or the specific geographic area described in Exhibit

C___, as appropriate. Member shall also have the right to market, sell and retain revenue from the distribution of Programming (except Non Select Services) directly to commercial establishments such as hotels, bars and similar establishments being determined by and limited to those locations within counties or zip codes for which Member has exercised Member Contract Options C-2, C-6, C-7, C-8 or C-9. The Programming that is available to be marketed and sold to Commercial Establishments shall be governed by the terms and conditions to be set forth in Exhibit H-1, which exhibit may be amended by NRTC from time to time. To the extent consistent with this Agreement and the terms of the Programming agreements, Member shall have the right to establish the terms and conditions upon which it will market and sell Programming (except Non Select Services) to such Committed Member Residences and/or Commercial Establishments and, subject to its payment to NRTC or HCG, as appropriate, of all sums required under this Agreement, shall be entitled to all revenues from such marketing and sales to Committed Member Residences and Commercial Establishments ("Member Revenues"). Any rights to distribute, market, sell and retain revenue from any of the Programming shall be subject to Section 8 of this Agreement and shall extend only to the extent and for the duration as may be provided under the relevant Programming agreements. Member acknowledges that NRTC may be unable to obtain the right for Member to distribute Programming to residences that have cable television services available. With respect to Programming, NRTC shall pay to Member on a pro rata basis all other net revenues that NRTC receives from HCG which are directly attributable to Committed Member Residences and/or Commercial Establishments. The parties acknowledge that HCG does not now have the right to distribute all of the planned HCG DirecTv and has no obligation to NRTC or to Member to obtain all of such rights, but that HCG intends to use reasonable efforts to obtain all of such rights.

         3. Section 2(b) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (b) Non Select Services. If a services or rights provider of HCG DirecTv requires payment of minimum subscriber guarantees, advance payments or other similar commitments (collectively, "Commitment"), and if and to the extent NRTC requires Member to pay a pro rata share of such Commitment, NRTC shall establish and notify Member of its share ("Member's Share"). If Member pays its Member's Share, then such programming services shall be deemed Programming. If Member is unwilling or unable to pay timely its Member's Share, or if NRTC decides against such Commitment and does not establish a Member's Share, then HCG shall become the exclusive distributor of such service(s) vis-a-vis NRTC and Member ("Non Select Services") and, in such event, Member shall bill and collect and pay to HCG or NRTC, as appropriate, the revenues for Non Select Services to Committed Member Residences and/or Commercial Establishments, as applicable. Member may retain five percent (5%) of the gross revenues collected by Member for the Non Select Services and shall remit to NRTC or HCG, as appropriate, the amounts pursuant to Section 4(d)(iii).

         4. Section 2(d) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (d) Support Services. NRTC shall develop and provide Member with Subscriber authorization, retail billing and data, reporting services. With respect to these support services. NRTC shall (i) provide and perform all obligations necessary in connection with the DBS Billing and Authorization System ("NRTC Billing System") described in the DBS Billing and Authorization System Specifications (Section 7 of Exhibit A, "Specifications"), (ii) monitor and control all subcontractors under agreement to provide specific portions of the NRTC Billing System and (iii) request and manage any and all identified change orders with subcontractors for NRTC Billing System improvements. From time to time, NRTC may amend the Specifications, or any exhibits related to the Specifications. NRTC shall provide further central office Subscriber support services and other services related to the provisions of DBS Services as circumstances dictate and shall notify Member of any amendments to the Specifications as soon as reasonably possible.

         5. Section 3(c) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (c) Billing and Collection. Member shall utilize the NRTC Billing System according to procedural guidelines and requirements established and amended by NRTC from time to time and shall perform Subscriber payment processing described herein in a timely manner and on an accurate and efficient basis. Member shall, at its own expense, (i) receive and process Subscriber orders, (ii) bill Subscriber by and through the NRTC Billing System ("Member Billing(s)") (iii) perform all obligations and adhere to all standards outlined in the Specifications, (iv) service Subscriber accounts, (v) keep accurate books of account covering all transactions relating to its responsibilities under this Agreement and (vi) provide NRTC with such records and account information as may be reasonably requested by NRTC. Member shall collect and process Subscriber payments pursuant to Member Billings using the system ("NRTC Remittance System") described in Exhibit K, which exhibit may be amended by NRTC from time to time, unless Member elects to use the Member Remittance System described in Exhibit K-1 by completing the election set forth in Exhibit K-1. Member may change to NRTC at least 90 days prior to Member's requested effective date for the change and (2) NRTC provides written approval of such change, which approval shall not be unreasonably withheld.

         6. Section 4(d) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (d) Monthly Programming Fees. Member shall pay NRTC on a monthly basis the following: (i) All applicable programming fees, compulsory copyright license fees and other fees required for the Programming. Cable Programming fees shall be based substantially on accepted cable industry rate cards, as appropriate. Applicable fees for the Programming marketed and sold to Committed Member Residences are listed on Exhibit H. Applicable fees for marketing the Programming available to Commercial Establishments are to be set forth on Exhibit H-1. In addition, beginning in the fourth year of operation, if required under the Cable Programming agreements, Member shall agree to pay the cost of programming fees for minimum subscriber levels of up to five percent (5%) (based on Member's total number of Committed Member Residences) and/or any fees, guarantees, penalties or costs due under the programming agreements that are attributable to Member's failure to provide the required minimum subscriber level.

(ii) A sum equal to five percent (5%) of the monthly Member Billing(s) for Programming, excluding the following: Non Select Services; authorization fees; late fees; taxes; and other fees or charges billed to Subscribers that are not attributable to Programming.

(iii) Subject to Section 2(b), all gross revenues collected from Non Select Services, except when such revenues are paid directly to HCG, as appropriate.

         7. Section 12 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         12. REFUNDS. (a) Pursuant to the HCG Agreement, HCG is required to provide refunds to NRTC as generally described in Exhibit J. NRTC shall make all refunds its receives from HCG available to Member on a prorated basis in consideration of the amount of the refunds, the amount of Member's Committed Member Payment and the number of Members entitled to receive a portion of the refunds. Member recognizes that refunds, if any, shall not include interest.

         (b) Pursuant to the HCG Agreement, HCG is required to provide to NRTC five percent (5%) of the Net Proceeds from any HCG Sale. The terms (a) "HCG Sale" shall mean any sale or lease by HCG of any HCG Frequencies or associated Transponder on either of the initial two DBS Satellites other than those delivering Cable Programming and (b) "Net Proceeds" shall mean the proceeds net of all NRTC and HCG expenses associated with an HCG Sale. NRTC shall pay all Net Proceeds it receives from HCG to Member on a prorated basis in consideration of the amount of the Net Proceeds, the amount of Member's Committed Member Payment and the number of Members entitled to receive a portion of the Net Proceeds. Member recognizes that Net Proceeds, if any, shall not include interest. HCG sale-leasebacks (or the like), public offerings or stock offerings, inter-Affiliate transfers or restructures or other HCG sales or leases in which NRTC continues to retain the distribution rights to Programming transmitted over the capacity are specifically excluded from the definition of an HCG Sale. For purposes of Section 13, the term "refunds" as used therein shall include Net Proceeds, if applicable.

         8. Section 20(b) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (b) Subscriber Information. NRTC acknowledges that Member has substantial proprietary interests and rights to Subscriber information and agrees to maintain all Subscriber information on a strictly confidential basis. NRTC and Member each further covenant that except as provided in Section 4(h) and Section 14 under no circumstances will it use or allow others to use the Subscriber information for any reason other than to verify amounts due under the terms of this

Agreement and for purposes as are approved in advance and in writing by the other party. In the event HCG distributes Non Select Services to a Subscriber. NRTC and Member recognize that HCG shall also have proprietary interests in such Subscriber's information.

         9. Section 7 of Exhibit A to this Agreement is hereby deleted in its entirety and replaced by the attached Section 7 dated February 14, 1994.

         10. Exhibit D to this Agreement is hereby deleted in its entirety.

         11. Exhibit E to this Agreement is hereby deleted in it entirety and replaced by the attached Exhibit E dated February 14, 1994.

B. Except as specifically provided above, all terms and provisions of the Agreement and Exhibits shall remain unmodified and in full force and effect.

C. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

D. MEMBER SPECIFICALLY ACKNOWLEDGES THAT NRTC MUST MEET CERTAIN REQUIREMENTS OF HCG BEFORE THIS AMENDMENT CAN BECOME LEGALLY BINDING. IF NRTC IN SUCCESSFUL IN MEETING THESE REQUIREMENTS, NRTC SHALL EXECUTE THIS AMENDMENT. IF NRTC IS UNSUCCESSFUL IN MEETING THESE REQUIREMENTS, THIS AMENDMENT SHALL BE NULL AND VOID AND THE AGREEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT UNMODIFIED BY THE TERMS AND CONDITIONS OF THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties have executed this Amendment through their duly authorized representatives effective as of the date signed by NRTC.

                                                NATIONAL RURAL
                                                TELECOMMUNICATIONS
                                                COOPERATIVE

By:                                             By:
   --------------------                            ---------------------------
Date:                                           Date:
Title: President                                Title: Chief Operating Officer

                                                                       EXHIBIT A

                     TECHNICAL DESCRIPTION OF DBS SERVICES


1.0 Pursuant to the HCG Agreement, HCG has warranted to deliver to NRTC the minimum requirements described in Sections 2.0 and 3.0 below. Additional general information concerning TT&C and Security Services is also provided below in Sections 4.0 and 5.0. These descriptions of TT&C and Security Services are not all-inclusive and are intended for informational purposes only. Capitalized terms used in this Exhibit have the meaning given them in the HCG Agreement.


2.0      TRANSMISSION MINIMUM REQUIREMENTS

         2.1 CLEAR WEATHER QUALITY. Provided that the C-Band Source Signal for a given Program Channel is Available, the minimum received quality level for such Program Channel Measured during clear weather from any Test Site using a Reference Subscriber Terminal with an antenna diameter as specified in Table 2-2a shall meet the specifications set forth in Table 2-1.

         2.2 AVAILABILITY. The quality level specified in Section 2.1 above shall be maintained at an availability level of 99.5%. This availability specification shall be verified by confirming that the received quality level meets or exceeds the specifications set forth in Table 2-1 when the downlink thermal carrier-to-noise ratio ("C/N") of the received DBS carrier signal is reduced by an amount equal to the 0.5% rain degradation level for each Test Site. The rain degradation levels for each Test Site are determined using the Crane Rain Model (1980 version); the calculation method is illustrated in Table 2- 2b.

                 The above terms shall have the meanings set forth below:

                 a. A "Test Site" shall mean any of the geographic locations specified in Table 2-2a.

                 b. A "C-Band Source Signal" shall mean the original C-Band satellite downlink signal associated with a programming service that is to be provided as part of the Cable Programming.

                 c. A C-Band Source Signal shall be deemed to be "Available" if the signal has the capability to be received by a C-Band Reference Terminal at the quality levels set forth in Table 2-3. A "C- Band Reference Terminal" shall mean a

                          C-Band satellite earth station with the performance characteristics specified in Table 2-4.

                 d. A "Reference Subscriber Terminal" shall mean a subscriber terminal equipment unit that meets the specifications (except for antenna size) [under the HCG Agreement]. The antenna size of the Reference Subscriber Terminal for each Test Site is specified in Table 2-1a.

                 e. "Measured" shall mean on an end-to-end basis for the C-Band link and DBS link in tandem or with the end-to-end performance calculated by the expression as follows:


                             1           =         1           +        1
                          -------                -------             -------
                          (S/N)(EE)               (S/N)(C)            (S/N)(D)

                 where     (S/N)(EE) = calculated end-to-end signal-to-noise ratio ("SNR")
                           (S/N)(C)  = measured or calculated C-band link SNR
                           (S/N)(D)  = measured DBS link SNR

TABLE 2-1                 MINIMUM RECEIVED QUALITY FOR PROGRAM CHANNEL
                                (CLEAR WEATHER)

                       Video signal-to-noise ratio                        47 dB1

                       Audio signal-to-noise-ratio                        72 dB2


NOTES:

1        Video Measurement Conditions

         o       Measurement Image:         Still image source (flat grey field)
         o       Measuring Instrument:      ShibaSoku Video Noise Meter VN30A
                                            or equivalent
         o       Measurement Bandwidth:     10 KHz to 4.2 MHz
         o       Weighting Filter:          As defined by CCIR Rec. 567

2        Audio Measurement Conditions


         o       Measurement Signal:        Steady-state 1 KHz tone
         o       Measuring Instrument:      Audio Precision System One or
                                            equivalent with a
                                            Digital Signal Processor
         o       Measurement Bandwidth:     20 Hz to 20 KHz
         o       Weighting Filter:          "A" weighting

TABLE 2-2A                TEST SITES AND ANTENNA DIMENSIONS


                                                  MINIMUM REQUIREMENTS
                                         -------------------------------------
                                           Nominal                   Antenna
                                           Antenna                  Projected
                                          Diameter,                 Aperature,
            City                           Inches                  (Inches)(2)
------------------------------------------------------------------------------
       * Los Angeles                          20                       315

         Miami                                20                       315

         Minneapolis                          20                       315

       * New York                             20                       315

         Seattle                              20                       315

       * Castle Rock, CO                      20                       315
------------------------------------------------------------------------------


* After Service Commencement performance measurement performed from Castle Rock and either Los Angeles or New York.

TABLE 2-2B               RAIN FADE DEGRADATION FOR 99.5%
                           DOWNLINK RAIN AVAILABILITY


------------------------------------------------------------------------------------------------------------------------
                                          (1)                        (2)                               (3)
                                       Downlink              Subscriber Terminal             Rain Fade Degradation*
                                         Rain               Receiver Temperature         (Required Downlink Carrier-to-
                                     Attenuation,                Increase,                    Thermal Noise Margin)
 City                                     dB                         dB                                dB
------------------------------------------------------------------------------------------------------------------------
 Los Angeles                               .2                      .4                                   .6

 Miami                                    2.3                     2.6                                  4.9

 Minneapolis                               .4                      .7                                  1.1

 New York                                 1.0                     1.5                                  2.5

 Seattle                                   .3                      .6                                   .9

 Castle Rock, CO                           .03                     .06                                  .1
------------------------------------------------------------------------------------------------------------------------

(1) Attenuation from Crane Rain Model for line-of-sight to 101degreesW satellite, fc = 12.45 GHz and 99.5% availability

(2) Apparent temperature increase for 1.1 dB noise figure receiver given attenuation in column (1)

(3)      Sum of column (1) and column (2)

* Actual required margin with respect to the clear weather performance shall be calculated based on the NRTC subscriber terminal's characteristics including its noise figure and the demodulator/decoder performance.


TABLE 2-3     C-BAND REFERENCE QUALITY LEVEL

---------------------------------------------------------
Received video signal-to-noise ratio                53 dB
---------------------------------------------------------
Received (digital) audio signal-to-noise ratio      75 dB
---------------------------------------------------------

TABLE 2-4               C-BAND REFERENCE TERMINAL CHARACTERISTICS


---------------------------------------------------------------------------------------------------------
 Gain-to-system noise temperature ratio                        25.3 dB/K
 On-axis antenna gain                                          43.6
 Off-axis antenna gain                                         < 29-25 log  o, dB
                                                               -  (o = angle off boresite, o > 2 degrees)
                                                                                             -

 Antenna on-axis cross polarization discrimination             > 33 dB
                                                               -
 Off-axis antenna cross polarization gain                      < 19-25 log o, dB
                                                               -
---------------------------------------------------------------------------------------------------------
 VideoCipher II IRD performance at C/(N+I)                     14 dB
    Video Signal-to-noise ratio                                53 dB
    Digital audio signal-to-noise ratio                        75 dB
---------------------------------------------------------------------------------------------------------


3.0      CONDITIONAL ACCESS MINIMUM REQUIREMENTS

         3.1 The transmission of service authorization/deauthorization commands (or, if given priority by NRTC [under the HCG Agreement], the NRTC control packets) shall occur within one
                 (1) hour of receiving the initial service request from NRTC's computer system.

         3.2 A Reference CAM shall respond appropriately to authentic authorization/deauthorization commands when such commands are received using a Reference Subscriber Terminal. A "Reference CAM" shall mean an unmodified Conditional Access Module that meets the technical specifications set forth in the Conditional Access Segment Developer Agreement.


4.0      TELEMETRY, TRACKING AND CONTROL (TT&C)

         The "TT&C Services" to include:

         a. Monitoring and managing the use of electric power on the Satellite to operate each of the Transponders used to provide the Transponder Capacity;

         b. Monitoring and managing the use of the Satellite propellant so that the satellite and orbital position are maintained;

         c. Other functions of the Satellite which support the Transponder Capacity so as to enable the DBS Services to meet the Minimum Requirements pursuant to the provisions of the HCG Agreement;

         d.      Monitoring and analyzing the Satellite telemetry data.

5.0      SECURITY SERVICES

         The Security Services portion of the PBS Services to be provided to NRTC under the HCG Agreement are generally described below. These services include security breach investigation and analysis, periodic replacement of the Conditional Access Module ("CAM") units used by Subscribers, and remedial actions to cure Security Breaches.

         For purposes of this Exhibit, the term "Contractor" means HCG, its Affiliates and/or its Subcontractors. The terms for provision of Security Services may be changed in the event HCG is required to renegotiate with or replace the contractor providing Security Services.

         o       SECURITY BREACH ANALYSIS AND INVESTIGATION

                 Contractor shall provide ongoing analysis and investigation of potential security breaches. Contractor shall use its reasonable best efforts, consistent with its ongoing business, to monitor public sources (e.g., trade publications, public computer networks, public computer bulletin boards and public trade shows) and system statistics for evidence of potential security breaches.

         o       CHANGE OF CAM ALGORITHMS

                 Contractor shall cause, using the Satellite link or through CAM replacement, the algorithms used by CAM units to be changed at least once every ten months from and after the Service Commencement Date.

         o       PERIODIC REPLACEMENT OF CAM UNITS

                 Contractor shall cause the production and distribution to Subscribers of a new generation of CAM units (including new hardware and/or algorithms) on a periodic basis. The first such CAM change-over shall commence 24 months after the Service Commencement Date and subsequent change-overs shall occur at least once every 20 months.


6.0      SUBSCRIBER TERMINAL EQUIPMENT AVAILABILITY

         Thomson Consumer Electronics, Inc. ("TCE") has represented to NRTC (i) that TCE's suggested retail price to a retailer for the subscriber terminal equipment will not exceed ___ dollars ($___) per unit; (ii) that the subscriber terminal equipment will meet certain specifications; and (iii) that manufacturing of the subscriber terminal equipment is scheduled to commence no later than the date set forth below.

         SUBSCRIBER TERMINAL EQUIPMENT PRICING. The table below specifies the not-to-exceed pricing for the purchase from NRTC of subscriber terminal equipment. These prices apply only to subscriber terminal equipment that complies with certain standard solutions; any modifications to such equipment required by NRTC may result in changes to the pricing set forth below.

         >
----------------------------------------------------------------------------------
                  Number of Basic Equipment             Not-to-Exceed Price
                       Units Purchased(1)                    per Unit
----------------------------------------------------------------------------------
                             X                                  X
----------------------------------------------------------------------------------

1        Terms:

         1. Ordered through firm, non-cancellable purchase order submitted 120 days in advance of delivery.

         2. Purchase volume level applies to units ordered for delivery within 12 consecutive month period.

         3.      Delivery terms:  FOB Developer warehouse.

         SUBSCRIBER TERMINAL EQUIPMENT PRODUCTION. The key production commitments of TCE for the manufacture of subscriber terminal equipment.

         (1) Pilot production of the subscriber terminal equipment shall begin on or before August 16, 1993, and be completed on or before November 30, 1993.

         (2) Commencement of production of subscriber terminal equipment shall occur on or before January 10, 1994, or at the launch date of the Satellite, whichever occurs later.

7.0      NRTC SUPPORT SERVICES

         NRTC will provide support services as follows:

         (a) Subscriber set-up including processing and forwarding authorization requests to the CAMC and processing and distribution of billing information;

         (b) Processing of service change transactions including deauthorizations and reauthorizations;

         (c) Creation and delivery of Standard System Report and other data reports.

         (d) Additional Services as required to deliver DBS Services or other services to Member.

                                                                       EXHIBIT B

CABLE PROGRAMMING TO INCLUDE

AT LEAST TWELVE (12) OF THE FOLLOWING PROGRAMS:

         Headline News                             WGN (Superstation)
         ESPN                                      TNN
         TNT                                       MTV
         USA                                       CNN
         A&E                                       Disney
         Discovery                                 HBO
         Nickelodeon                               Showtime
         WTBS (Superstation)

NO MORE THAN FIVE (5) OF THE FOLLOWING PROGRAMS:

         AMC                                       Lifetime
         CNBC                                      Bravo
         Weather Channel                           Prime Net (national feed)
         PBS*                                      WPIX (Superstation)
         WWOR (Superstation)                       Cinemax
         Family Channel                            Movie Channel
         VH-1                                      FOX (Affiliate)*
         County Music TV

AT LEAST THREE (3) OF THE FOLLOWING PROGRAMS:

         Disney
         HBO
         Showtime
         Cinemax
         Movie Channel

NRTC MAY SUBSTITUTE NETWORK AFFILIATES BELOW FOR ANY OF THE PROGRAMS LISTED ABOVE:

         ABC (Local Affiliate)*
         CBS (Local Affiliate)*
         NBC (Local Affiliate)*

         The terms and conditions of the Cable Programming agreements shall be based on cable industry standards for C-Band TVRO satellite delivery. All terms and conditions contained in the Cable Programming agreements are material to this Agreement and shall be binding on Member.

         NRTC is not the originator of the Cable Programming and has no control over the content or subject matter of the Cable Programming Services being delivered. NRTC makes no representation or warranties whatsoever concerning the content of the Cable Programming Services.


* If these programs are included in Cable Programming pursuant to a compulsory copyright license under 17 U.S.C. Section 119 (or any similar or successor statute), Member acknowledges and agrees that these programs may only be provided to households that qualify as "Unserved Households" (as defined by 17 U.S.C. Section 119(d)(10) (or similar or successor statute). Member shall provide information regarding Unserved Households in the form requested by NRTC.

                                                                     EXHIBIT C-2

COMMITTED MEMBER PAYMENT:  RSA COUNTY OPTION

         (1) Member elects to distribute and pay for rights to distribute DBS Services under the Rural Service Area ("RSA") County Option. Subject to
Section 2, Member shall have the exclusive right to distribute the DBS Services to all residences (now or hereafter existing) in the following county(ies) in the specified RSA(s) (hereinafter "Committed Member Residences"):

 RSA COUNTY,                  TOTAL COUNTY              RSA COUNTY,            TOTAL COUNTY
 STATE                        RESIDENCES                STATE                  RESIDENCES
-------------------           ------------------       ------------------      ------------------

-------------------           ------------------       ------------------      ------------------

-------------------           ------------------       ------------------      ------------------

-------------------           ------------------       ------------------      ------------------

-------------------           ------------------       ------------------      ------------------

-------------------           ------------------       ------------------      ------------------

         (2) The total number of County Residences in the above-listed county(ies) is _________.

================================================================================

                         Below for NRTC Completion Only

         (3) Member agrees to pay to NRTC a Committed Member Payment equal to the product or (a) thirty-one dollars and fifty cents ($31.50) multiplied by
(b) the number of all residences within the county(ies) specified above as follows:

         $31.50 x __________________   =   ______________________________
              (total county residences)    Committed Member Payment Due

MARKETING AND DEVELOPMENT FEE

         1. Member agrees to pay to NRTC a Marketing and Development Fee in an amount equal to:

         $__________  x   __________________     =  _________________________________
                       (total county residences)    Total Marketing & Development Fee Due

                                                                     EXHIBIT C-3
COMMITTED MEMBER PAYMENT:   RSA NON-CABLED COUNTY OPTION

         1. Member elects to distribute and pay for rights to distribute DBS Services under the Rural Service Area ("RSA") Non-Cabled County Option. Subject to Section 2, Member shall have the exclusive right to distribute DBS Services to all residences (now or hereafter existing) which do not have cable television available in the following county(ies) within the specified RSA(s) (hereinafter "Committed Member Residences"):

                              Non-Cabled                                             Non-Cabled
 RSA County, State            Residences                RSA County, State            Residences
-------------------           --------------            ----------------------       --------------

-------------------           --------------            ----------------------       --------------

-------------------           --------------            ----------------------       --------------

-------------------           --------------            ----------------------       --------------

-------------------           --------------            ----------------------       --------------

-------------------           --------------            ----------------------       --------------

         2. The total number of non-cabled residences in the above-listed county(ies) is ______.

================================================================================

                         Below for NRTC Completion Only

         3. Member agrees to pay to NRTC a Committed Member Payment equal to thirty-five dollars ($35.00) multiplied by the total number of the non-cabled residences in the above-listed county(ies) as follows:

                 $35.00 x __________________   =   _____________________
                          (total non-cabled          Committed Member
                             residences)               Payment Due

MARKETING AND DEVELOPMENT FEE

         1. Member agrees to pay to NRTC a Marketing and Development Fee in an amount equal to:


         $__________  x  __________________     =  _________________________________
                      (total county residences)    Total Marketing & Development Fee Due

                                                                     EXHIBIT C-5

COMMITTED MEMBER PAYMENT:  MSA NON-CABLED ZIP CODE OPTION

         1. Member elects to distribute and pay for the rights to distribute DBS Services under the MSA Non-Cabled Zip code Option. Subject to
Section 2, Member shall have the exclusive right to distribute and sell the DBS Services to all non-cabled residences (now or hereafter existing) within the zip codes in portions of Metropolitan Statistical Areas ("MSA(s)") listed below (hereinafter "Committed Member Residences"):

                              Non-Cabled                                             Non-Cabled
 RSA County, State            Residences                RSA County, State            Residences
--------------------         ---------------           --------------------         -----------------

--------------------         ---------------           --------------------         -----------------

--------------------         ---------------           --------------------         -----------------

--------------------         ---------------           --------------------         -----------------

--------------------         ---------------           --------------------         -----------------

--------------------         ---------------           --------------------         -----------------

         2. The total number of non-cabled residences in the above-listed zip codes is ______.


================================================================================

                         Below for NRTC Completion Only

         3. Member agrees to pay to NRTC a Committed Member Payment equal to thirty-five dollars ($35.00) multiplied by the total number of the non-cabled residences in the zip codes listed above as follows:

                 $35.00 x __________________   =   _____________________
                          (total non-cabled          Committed Member
                            residences in              Payment Due
                           MSA Zip Codes)

MARKETING AND DEVELOPMENT FEE

         1. Member agrees to pay to NRTC a Marketing and Development Fee in an amount equal to:

         $__________  x   __________________       =  _________________________________
                     (total non-cabled residences     Total Marketing & Development Fee Due
                     In MSA Zip Codes)

                                                                       EXHIBIT D

DIRECTV FEE

         Upon receipt of the DirecTv fee from HCG, NRTC shall pay Member a share of the DirecTv fee as specified below. Member's share of DirecTv fees shall be payable to Member annually with the first payment due 45 days after the first anniversary of the Service Commencement Date and each subsequent payment due on each one year anniversary thereafter, and, in any event, no later than 90 days after the expiration, cancellation or termination of this Agreement. Member shall also receive compensation for other services such as billing and collection provided in connection with DirecTv under terms and conditions to be agreed upon at a later date.

                              Minimum Payment Due

         Gross DirecTv Revenues Received by HCG
            from Member's Authorized Subscribers   x .04 = ____________________
                                                           (Payment Due Member)

                                                                       EXHIBIT E
                             MONTHLY OPERATING FEES
                                  PAGE 1 OF 4

1.       TT&C             $_________ per Authorized Subscriber per month

         This fee may be (1) reduced prior to Service Commencement Date based on total Committed Member Payments and thereafter due to capping of fees by HCG after certain total Subscriber levels are met or (2) increased annually after the tenth one-year anniversary of the Service Commencement Date to reflect increased costs, but such increases shall be limited to the lesser of five percent (5%) or the percentage increase in the Consumer Price Index.

2        Ground Services  $_________ per Authorized Subscriber per month

         Includes services and facilities for access control and uplinking transmissions. This fee may be (1) reduced prior to Service Commencement Date based on total Committed Member Payments and thereafter due to capping of fees after certain total Subscriber levels are met or due to shared use of facilities, or (2) increased annually after the third one-year anniversary of the Service Commencement Date to reflect increased costs, but such increases shall be limited to the lesser of five percent (5%) or the percentage increase in the Consumer Price Index or (3) increased in the event the CAMC must be expanded to service more than 10 million Subscribers and NRTC Subscribers exceed 1.8 million.

3.       Authorization Fees

                 Initial Set-Up Fee:

                 Recurring
                          Authorization Fee:       $        per Authorized
                                                    ------  Subscriber per Month

                 Recurring Inactive
                          Subscriber Fee:          $        per Inactive Subscriber
                                                    ------  per month

                 Communication Costs:              $        per Authorized
                                                    ------  Subscriber per month

                 Member Terminal                   $        per Unit -or-
                                                    ------
                          Equipment:               $        Rental per month
                                                    ------

                 Optional                          $        per Unit -or-
                                                    ------
                          Laser Printer:           $        Rental per month
                                                    ------

                                                                       EXHIBIT E
                             MONTHLY OPERATING FEES
                                  PAGE 2 OF 4


4.       Other NRTC Office Support Service Fees

         May include such services as telephone support services, retail billing, and other services required to deliver DBS Services or as may be requested by Member.



(i)      Billing Fees:

                 Recurring Billing Fee:    $                per Authorized Subscriber per month
                                            ---------

                 Postage:                  $                per Authorized Subscriber per month (or such amount as
                                            ---------       charged by the U.S. Postal Service for first-class mail)

                 Paper Goods/Other:        $                per Authorized Subscriber per month
                                            ---------

(ii)     Remittance Fees:

                 Remittance Fee:           $                per Authorized Subscriber per month (includes banking fee)
                                            --------

                 Custom Member
                 Logo on Billing
                 Statement:                $                per Authorized Subscriber per month
                                            ---------
                                           (plus $          one time set up charge)
                                                  ---------

(iii)    Credit Card Processing Fees:


                             ANNUAL VOLUME SCHEDULE
                                  (See Note 1)


Transaction Volume                                 Bank Card Deposits                             Authorizations
------------------                                 ------------------                             --------------
First 50,000                                                $___                                      $___
Next 150,000                                                $___                                      $___
Next 450,000                                                $___                                      $___
Next 1,000,000                                              $___                                      $___
Next 1,500,000                                              $___                                      $___


                                                                       EXHIBIT E
                             MONTHLY OPERATING FEES
                                  PAGE 3 OF 4


Transaction volume will be analyzed monthly and fees will be assessed over the term of this AGREEMENT based on the above price schedule.


Note (1) Annual volume is based on all collective Member transaction volume and not on an individual DBS participant.

                               MISCELLANEOUS FEES

Per CHARGEBACK Processed/Represented                                $ ___
Collection, Pre-Arbitration & Compliance                            $ ___
ACH (Automated Clearing House) Funds Transfer                       $ ___
Postage, Supplies, Equipment & Other Services                       Charged As Used

PASS THROUGH FEES

                           DIRECT MARKETING DEPOSITS

                 Visa Classification                                         MasterCard Classification
                 -------------------                                         -------------------------
         TIIF 1    ___% + $___                     Merit 1                   ___% + $___

DUES & ASSESSMENT FEES

                 Visa                                                        MasterCard
                 ----                                                        ----------
                 ___%                                                        ___%

5.       Backup Telephone Customer Service Support

         To the extent technically feasible, NRTC shall provide or cause to be provided backup telephone customer service support seven days a week during the hours of 4:30 pm and 8:00 am in the Member's time zone ("Backup") to Member. Member shall be responsible for all costs related to calls from Committed Member Residences.

Backup support shall include the Subscriber authorization, deauthorizations and subscriber service changes, order ahead pay-per-view and all other services offered by NRTC or its backup provider.

Charges:

(i)      Order Ahead
         Pay-per-view:                 Rate Set by Member

                                                                       EXHIBIT E
                             MONTHLY OPERATING FEES
                                  PAGE 4 OF 4


(ii)     For Participating TeleServ (formerly "Phone Base") DBS Members and
         Affiliates:

         (a) Beginning February 22, 1995, Member will be charged $___/per minute/per call for all calls that are answered by TeleServ (or its successor) from potential, new or existing customers from your Committed Member Residences or otherwise who are rolled-over to TeleServ through your local telephone number.
                 Note: Participating members will be billed from the time that a TeleServ operator receives a call to the completion of all work necessary to service that call (including call disposition). The length of each call will include the time during which a call is in queue waiting to be answered.

Member shall not promote the use of a DirecTv(R) phone number (including "1-800-DirecTv") without the prior written approval of HCG.

NRTC makes no warranties and shall have no liability regarding the performance of such Backup Support.

                                                                       EXHIBIT F

MONTHLY SECURITY SERVICE FEE

Member shall pay the Security Service Fee, listed below, for each Authorized Subscriber registered by Member with the CAMC. These fees may be adjusted in accordance with the HCG Agreement to reflect increases or decreases for telephone usage charges in connection with security services or due to HCG's requirement to renegotiate with or replace the provider of security services. These fee may also be decreased due to volume usage with the first such decrease beginning after the first million Subscribers are registered. NRTC may, upon at least 30 days prior written notice, adjust the Security Fee in an amount commensurate with any such increase or decrease.

         The Conditional Access Modules ("CAMs") to be used as security cards by Subscribers may be replaced and provided to Member from time to time. The replacement CAMs shall be provided to Member at no cost, however, Member shall be responsible for any costs of delivery of CAMs to Authorized Subscribers.


         Security Service Fee              $___ per CAM per Authorized
                                           Subscriber per month

                                                                       EXHIBIT G

SECURITY BREACH PROCEDURES

                 The Security Breach procedures to be followed under the HCG Agreement are generally described below. These procedures and terms may be changed in the event HCG renegotiates with or replaces the provider of Security Services. For purposes of the Exhibit, the term "Contractor" means HCG, its Affiliates and/or its Subcontractors.

         o       Response to Security Breach

         The terms listed below have the following messages:

         (a)     "Security Failure" means either of the following:

                 (i) the ability to decrypt audio and/or visual portions of a currently broadcast service consisting of at least one full Pay-per-view program or one continuous day of scrambled programming without using or being connected to a CAM currently authorized in the Conditional Access Management Center ("CAMC") to decrypt such particular service or program;

                 (ii) the ability to block or modify Pay-per-view purchase history data and/or other CAM report back data in a manner which will not cause the CAMC to obtain knowledge or such blockage or modification within forty; five (45) days.

         (b) "Security Subcontractor" shall mean the entity with whom HCG contracts to respond to Security Breaches.

         (c) "Security Breach" means the delivery and demonstration to the Security Subcontractor of a device which (i) causes Security Failure to the reasonable satisfaction of HCG Security Subcontractor; (ii) is available (e.g., can be obtained in kit or complete immediately on a retail basis by visiting a retail outlet or can be obtained within commercially reasonable time, not to exceed 8 weeks, via mail order) to individuals in the United States; and (iii) is capable of being purchased for less than $5,000, which price does not include the cost of any personal computer to which the device may have to be attached in order to become operative.

         (d) "Security Breach Date" shall mean the date of first delivery and demonstration to HCG and the Security Subcontractor of a device which causes a Security Failure constituting a Security Breach as described above.

         o       Security Breach Cure

         In the event of a Security Breach, Contractor shall use its reasonable best efforts to cause the prompt Cure of said Security Breach. "Cure" means, in connection with a Security Breach, that Contractor has caused the implementation of measures such that the device causing the Security Breach can no longer be used to effect a Security Failure. Such Cure may be effected in a manner to be determined in the sole reasonable discretion of the Security Subcontractor, and may include, without limitation, the replacement of CAM units and/or the over the air/telephone downloading of new algorithm(s) (the "Cure Implementation"). In the event that the replacement of CAM units is used to accomplish the Cure, then the Cure shall be deemed to have occurred 7 days after completion of the "CAM Replacement Plan" set forth in the Conditional Access Segment Security Services Agreement. Under the CAM Replacement Plan, replacement CAM units will be delivered to NRTC in a quantity equal to or greater than the then-existing number of NRTC Subscribers. In the event that a method other than the replacement of CAM units is used to accomplish the Cure, then the Cure shall be deemed to have occurred upon commencement of the Cure Implementation..

         A Cure shall not be deemed to have occurred if, within fifty (50) days of the Cure Implementation, NRTC is able to demonstrate to the reasonable satisfaction of HCG and the Security Subcontractor that the same device which caused such Security Breach is able to cause a Security Breach. For purposes of the foregoing, a device shall be deemed the "same" as the originally demonstrated device if such device operates identically as the originally demonstrated device or where such device is modified only through the use of switch and/or jumper devices or where the software/firmware used in the originally demonstrated device has been modified using software/firmware or CAM replacement from the same source as that which was used in the originally demonstrated device and such software/firmware and/or switches or jumpers have been obtained on a commercially available basis.

MSA ZIP CODE (CABLED/NON-CABLED) RESIDENCES

         THE FOLLOWING MSA ZIP CODES MAY INCLUDE ZIP CODES THAT ARE NOT AVAILABLE AND CANNOT BE APPROVED. THE APPLICANT, UPON REQUEST BY NRTC, MUST DEMONSTRATE THAT ELECTRIC AND/OR TELEPHONE UTILITY SERVICE IS CURRENTLY PROVIDED IN ANY ZIP CODE(S) FROM THIS LIST BY A MEMBER OR POTENTIAL MEMBER OF NRTC.


COOP ID:  013526                                              Control # 00000104

                                                              Cabled                 Non-Cabled
St       County                   Zipcode                   Residences               Residences

----     -----------              -------------             -----------------        -------------------

            COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H      CONFIDENTIAL


CORE  PACKAGES
-------------------------------------------------------------------------------------------------------------------------
DIRECTV LIMITED
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGINS                          $___

-------------------------------------------------------------------------------------------------------------------------

PLUS DIRECTV
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

ECONOMY CHOICE w/out NETWORKS                      ECONOMY CHOICE - EAST and ECONOMY CHOICE - WEST
SUGGESTED RETAIL                           $___    SUGGESTED RETAIL                                                  $___
WHOLESALE COSTS                            $___    WHOLESALE COSTS                                                   $___
SUGGESTED MARGIN                           $___    SUGGESTED MARGIN                                                  $___


ECONOMY CHOICE - All Networks
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

SELECT CHOICE
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

TOTAL CHOICE - (Single RSN)                        TOTAL CHOICE - (New England)
SUGGESTED RETAIL                           $___    Dual RSN - Connection, Massachusetts, New Hampshire.
WHOLESALE COSTS                            $___    New York, Vermont
SUGGESTED MARGIN                           $___    SUGGESTED RETAIL                                                  $___
                                                   WHOLESALE COSTS                                                   $___
                                                   SUGGESTED MARGIN                                                  $___

TOTAL CHOICE - (Florida)*                          TOTAL CHOICE - (Florida)*
Dual RSN - Florida                                 Dual RSN - Florida
Effective first billing cycle 1/1/98               Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___    SUGGESTED RETAIL                                                  $___
WHOLESALE COSTS                            $___    WHOLESALE COSTS                                                   $___
SUGGESTED MARGIN                           $___    SUGGESTED MARGIN                                                  $___

TOTAL CHOICE - (WEST)*
Dual RSN - Southern California and Southern Nevada
Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___             *New wholesale rates will be effective the first billing
WHOLESALE COSTS                            $___             cycle after 1/1/98 making all dual RSN package rates
SUGGESTED MARGIN                           $___             consistent with Total Choice - (New England)
-------------------------------------------------------------------------------------------------------------------------

            COMMITTED MEMBER RESIDENT PROGRAMMING - EXHIBIT H       CONFIDENTIAL



CORE PACKAGES - continued
-------------------------------------------------------------------------------------------------------------------------
TOTAL CHOICE PLUS ENCORE - (Single RSN)                     TOTAL CHOICE PLUS ENCORE - (New England)
SUGGESTED RETAIL                           $___             Dual RSN - Connecticut, Massachusetts, New Hampshire,
WHOLESALE COSTS                            $___             New York, Vermont
SUGGESTED MARGIN                           $___             SUGGESTED RETAIL                                         $___
                                                            WHOLESALE COSTS                                          $___
                                                            SUGGESTED MARGIN                                         $___

TOTAL CHOICE PLUS ENCORE - (Florida)*                       TOTAL CHOICE PLUS ENCORE - (Florida)*
Dual RSN - Florida                                          Dual RSN - Florida
Effective until first billing cycle 1/1/98                  Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___             SUGGESTED RETAIL                                         $___
WHOLESALE COSTS                            $___             WHOLESALE COSTS                                          $___
SUGGESTED MARGIN                           $___             SUGGESTED MARGIN                                         $___

TOTAL CHOICE PLUS ENCORE - (West)*
Dual RSN - Southern California and Southern Nevada
Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___             *New wholesale rates will be effective the first billing
                                                            cycle after 1/1/98 making all dual RSN package rates
WHOLESALE COSTS                            $___             consistent with Total Choice - (New England)
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

TOTAL CHOICE SILVER - (Single RSN)                          TOTAL CHOICE SILVER - (New England)
Total Choice plus Silver - movie services                   Total Choice plus Silver - movie services
RETAIL                                     $___             Dual RSN - Connecticut, Massachusetts, New Hampshire,
WHOLESALE COSTS                            $___             New York, Vermont
SUGGESTED MARGIN                           $___             RETAIL                                                   $___
                                                            WHOLESALE COSTS                                          $___
                                                            SUGGESTED MARGIN                                         $___

TOTAL CHOICE SILVER - (Florida)*                            TOTAL CHOICE SILVER - (Florida)*
--------------------------------                            --------------------------------
Total Choice plus Silver - movie services                   Total Choice plus Silver - movie services
Dual RSN - Florida                                          Dual RSN - Florida
Effective until first billing cycle 1/1/98                  Effective first billing cycle after 1/1/98
RETAIL                                     $___             SUGGESTED RETAIL                                         $___
WHOLE SALE COSTS                           $___             WHOLESALE COSTS                                          $___
SUGGESTED MARGIN                           $___             SUGGESTED MARGIN                                         $___

TOTAL CHOICE SILVER - (West)
Total Choice plus Silver - movie services
Dual RSN - Southern California and Southern Nevada
Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___             *New wholesale rates will be effective the first billing
                                                            cycle after 1/1/98 making all dual RSN package rates
WHOLESALE COSTS                            $___             consistent with Total Choice - (New England)
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

TOTAL CHOICE GOLD - (Single RSN)                            TOTAL CHOICE GOLD - (New England)
Total Choice plus Gold - sports service                     Total Choice plus Gold - sports service
RETAIL                                     $___             Dual RSN - Connecticut, Massachusetts, New Hampshire,
WHOLESALE COSTS                            $___             New York, Vermont
SUGGESTED MARGIN                           $___             RETAIL                                                   $___
                                                            WHOLESALE COSTS                                          $___
                                                            SUGGESTED MARGIN                                         $___

TOTAL CHOICE GOLD - (Florida)*                              TOTAL CHOICE GOLD - (Florida)*
Total Choice plus Gold - sports service                     Total Choice plus gold - sports service
Dual RSN - Florida                                          Dual RSN - Florida


              COMMITTED MEMBER RESIDENT PROGRAMMING - EXHIBIT H     CONFIDENTIAL



CORE PACKAGES - continued
-------------------------------------------------------------------------------------------------------------------------
Effective until first billing cycle 1/1/98                  Effective first billing cycle after 1/1/98
RETAIL                                     $___             SUGGESTED RETAIL                                         $___
WHOLESALE COSTS                            $___             WHOLESALE COSTS                                          $___
SUGGESTED MARGIN                           $___             SUGGESTED MARGIN                                         $___

TOTAL CHOICE GOLD - (West)
Total Choice plus Gold - sports service
Dual RSN - Southern California and Southern Nevada
Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___             *New wholesale rates will be effective the first billing
                                                            cycle after 1/1/98 making all dual RSN package rates
WHOLESALE COSTS                            $___             consistent with Total Choice - (New England)
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

TOTAL CHOICE PLATINUM - Single RSN                          TOTAL CHOICE PLATINUM - (New England)
Total Choice plus Platinum - movie and sports services      Total choice plus Platinum - movie and sports services
RETAIL                                     $___             Dual RSN - Connecticut, Massachusetts, New Hampshire,
WHOLESALE COSTS                            $___             New York, Vermont
SUGGESTED MARGIN                           $___             RETAIL                                                   $___
                                                            WHOLESALE COSTS                                          $___
                                                            SUGGESTED MARGIN                                         $___

TOTAL CHOICE PLATINUM - (Florida)*                          TOTAL CHOICE PLATINUM - (Florida)*
Total choice plus Platinum - movie and sports services      Total Choice plus Platinum - movie and sports services
Dual RSN - Florida                                          Dual RSN - Florida
Effective until first billing cycle                         Effective first billing cycle after 1/1/98
RETAIL                                     $___             SUGGESTED RETAIL                                    $___
WHOLESALE COSTS                            $___             WHOLESALE COSTS                                          $___
SUGGESTED MARGIN                           $___             SUGGESTED MARGIN                                         $___

TOTAL CHOICE PLATINUM - (West)*
Total Choice plus Platinum - movie and sports services
Dual RSN - Southern California and Southern Nevada
Effective first billing cycle after 1/1/98
SUGGESTED RETAIL                           $___             *New wholesale rates will be effective the first billing
                                                            cycle after 1/1/98 making all dual RSN package rates
WHOLESALE COSTS                            $___             consistent with Total Choice - (New England)
SUGGESTED MARGIN                           $___

-------------------------------------------------------------------------------------------------------------------------

A LA CARTE SERVICES

DISNEY (A LA CARTE)               Includes either east or west feed
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

PLUS ENCORE                       8 theme channels
(formerly known as Encore Multiplex)
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

GOLF CHANNEL
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

              COMMITTED MEMBER RESIDENT PROGRAMMING - EXHIBIT H     CONFIDENTIAL



A LA CARTE SERVICES - continued
-------------------------------------------------------------------------------------------------------------------------
MUSIC CHOICE
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___


INDIVIDUAL NETWORKS
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___


EAST/WEST COAST FEEDS OF INDIVIDUAL NETWORKS (3 total)
ABC or CBS or NBC East and West Coast Feeds
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___


NETWORK PACKAGE [2 ABC (EAST & WEST). 2 CBS (EAST & WEST. 2 NBC (EAST & WEST). FOX, PBS]
Package also known as PrimeTime 24 Plus
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___


PLAYBOY - MONTHLY
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
MARGIN                                     $___

REAL NET - MONTHLY
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

GOLD (formerly known as NRTC SPORTS CHOICE and DIRECTV SPORTS CHOICE)
Sold in combination with Total Choice
Includes out-of-market RSNs (up to 23), Golf Channel, Classic Sports, NewSport, Speed Vision and Outdoor Life
SUGGESTED RETAIL                           $___
SALE COSTS                                 $___
SUGGESTED MARGIN                           $___

GOLD (formerly known as NRTC SPORTS CHOICE and DIRECTV SPORTS CHOICE)
Sold in combination with packages other than Total Choice
Includes in-market RSN(s), out-of market RSNs (up to 23), Golf Channel, Classic Sports, NewSport, Speed Vision and
Outdoor Life
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

SILVER
Includes STARZ! 1, STARZ!  I west, STARZ! 2, STARZ.1 2 west, Encore Multiplex, Independent Film Channel, Romance
Classics
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

PLATINUM
Includes all channels in Silver and Gold a la carte
SUGGESTED RETAIL                           $___
WHOLESALE COSTS                            $___
SUGGESTED MARGIN                           $___

            COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H      CONFIDENTIAL



SPORTS SEASON TICKETS

NOTE- RETAIL PRICE FOR SPORTS SEASON TICKETS WILL VARY BASED ON THE PROMOTION WINDOW. MEMBER WILL NOTIFIED DURING EACH PROMOTION WINDOW. MEMBER MARGIN/COMMISSION IS DEPENDENT ON THE RETAIL PRICE.

NBA LEAGUE PASS 96-97 SEASON
RETAIL                           $___-$___
WHOLESALE COSTS                   ___% OF RETAIL
MARGIN                            ___% OF RETAIL

BLAZERVISION
(in-Market Package for the Portland Trailblazers)
RETAIL                           $___-$___
WHOLESALE COSTS                   ___% OF RETAIL
MARGIN                            ___% OF RETAIL

SONICS TV 96-97
(in-Market Package for the Seattle Supersonics)
RETAIL                           $___-$___
WHOLESALE COSTS                   ___% OF RETAIL
MARGIN                            ___% OF RETAIL

NFL SUNDAY TICKET - NON SELECT SERVICE - 97 SEASON
RETAIL                           TBD - $___
MEMBER IS COMMISSIONED ___% OF RETAIL PRICE

NHL CENTER ICE 96-97 SEASON
RETAIL                           $___-$___
WHOLESALE COSTS                   ___% OF RETAIL
MARGIN                            ___% OF RETAIL

ESPN COLLEGE FOOTBALL - 97 SEASON
RETAIL                           $___-$___
WHOLESALE COSTS                   TBD
MARGIN                            TBD

ESPN FULL COURT - COLLEGE BASKETBALL - 96-97 SEASON
RETAIL                           $___-$___
WHOLESALE COSTS                   TBD
MARGIN                            TBD

MLB EXTRA INNINGS - 97 SEASON
RETAIL                           $___-$___
WHOLESALE COSTS                   ___% OF RETAIL
MARGIN                            ___% of RETAIL

MAJOR LEAGUE SOCCER - 97 SEASON
RETAIL                            $___
WHOLESALE COSTS                   $___
MARGIN                            $___

             COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H     CONFIDENTIAL



DIRECT TICKET PAY PER VIEW EVENTS

NOTE: THE WHOLESALE COST OF ALL PPV MOVIES WILL BE CHARGED SEPARATELY FROM THE PACKAGE COST. PAY PER VIEW (DIRECT TICKET) EVENTS WILL BE NEGOTIATED AND PRICED BY EVENT. (WITH THE EXCEPTION OF PLAYBOY - 12 HOUR AND ADULT-12 HOUR MEMBER WILL BE NOTIFIED AS EACH EVENT'S RETAIL AND WHOLESALE COSTS ARE DETERMINED.

PPV MOVIE
RETAIL                            $___
WHOLESALE COSTS                   $___
MARGIN                            $___

PPV EVENTS, MOVIE AND SPORTS SPECIALS
RETAIL                            TBD
WHOLESALE COSTS                   TBD
MARGIN                            TBD

PLAYBOY 12-HOUR
SUGGESTED RETAIL                  $___
WHOLESALE COSTS                   $___
SUGGESTED MARGIN                  $___

ADULT 12-HOUR
SUGGESTED RETAIL                  $___
WHOLESALE COSTS                   $___
SUGGESTED MARGIN                  $___

DIRECTV RINGSIDE - NON SELECT SERVICE
DIRECTV monthly boxing series
SUGGESTED RETAIL                  $___
MEMBER IS COMMISSIONED 5%  OF RETAIL PRICE

TOP RANK DE LA HOYA FIGHTS NON SELECT SERVICE
DIRECTV quarterly boxing series
SUGGESTED RETAIL                  $___
MEMBER IS COMMISSIONED 5% OF RETAIL PRICE

ADDITIONAL SERVICES (to be set locally)

NOTE:    The following rates are charged by DIRECTV for such services.  Member control these rates locally.

PPV PHONE ORDERS (OPPV)
DIRECTV'S FEE                     $___
WHOLESALE COST                    $___

ADDITIONAL  IRD (Each)
DIRECTV'S FEE                      $___
WHOLESALE COST                     $___

DISCONNECT FEE
DIRECTV'S FEE                     $___
WHOLESALE COST                    $___

CHANGE OF SERVICE  - Downgrade Service Fe
DIRECTV'S FEE                     $___
WHOLESALE COST                    $___

               COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H

                 SMATV (APARTMENTS, CONDOMINIUMS, TOWNHOUSES)

SMATV - BASIC PROGRAMMING PACKAGES


                                                                                       ACCOUNT TYPES:    HTL

                SUB                     SUBSCRIPTION                          MEMBER           MEMBER          MEMBER
               UNITS                       LENGTH            RETAIL           WHOLESALE        MARGIN          MARGIN %
----------------------                  ------------         ------           ---------        ------          --------
BUSINESS PACK 1  -  25                     Monthly            $___                $___         $___             ___%
             26  -  50                     Monthly            $___                $___         $___             ___%
             51  -  75                     Monthly            $___                $___         $___             ___%
             76  - 100                     Monthly            $___                $___         $___             ___%
             101 - 125                     Monthly            $___                $___         $___             ___%
             126 - 150                     Monthly            $___                $___         $___             ___%
             151 - 175                     Monthly            $___                $___         $___             ___%
             176 - 200                     Monthly            $___                $___         $___             ___%
             201 - 225                     Monthly            $___                $___         $___             ___%
             226 - 250                     Monthly            $___                $___         $___             ___%
             251 - 275                     Monthly            $___                $___         $___             ___%
             276 - 300                     Monthly            $___                $___         $___             ___%
             301 - 350                     Monthly            $___                $___         $___             ___%
             351 - 400                     Monthly            $___                $___         $___             ___%
             401 - 450                     Monthly            $___                $___         $___             ___%
             451 - 500                     Monthly            $___                $___         $___             ___%
       Unit Price for over 500 Units       Monthly            $___                $___         $___             ___%


FAMILY PACK   1  -  25                     Monthly            $___                $___         $ ___            ___%
             26  -  50                     Monthly            $___                $___         $___             ___%
             51  -  75                     Monthly            $___                $___         $___             ___%
             76  - 100                     Monthly            $___                $___         $___             ___%
             101 - 125                     Monthly            $___                $___         $___             ___%
             126 - 150                     Monthly            $___                $___         $___             ___%
             151 - 175                     Monthly            $___                $___         $___             ___%
             176 - 200                     Monthly            $___                $___         $___             ___%
             201 - 225                     Monthly            $___                $___         $___             ___%
             226 - 250                     Monthly            $___                $___         $___             ___%
             251 - 275                     Monthly            $___                $___         $___             ___%
             276 - 300                     Monthly            $___                $___         $___             ___%
             301 - 350                     Monthly            $___                $___         $___             ___%
             351 - 400                     Monthly            $___                $___         $___             ___%
             401 - 450                     Monthly            $___                $___         $___             ___%
             451 - 500                     Monthly            $___                $___         $___             ___%
       Unit Price for over 500 Units       Monthly            $___                $___         $___             ___%

FUN PACK      1  -  25                     Monthly            $___                $___         $___             ___%
             26  -  50                     Monthly            $___                $___         $___             ___%
             51  -  75                     Monthly            $___                $___         $___             ___%
             76  - 100                     Monthly            $___                $___         $___             ___%
             101 - 125                     Monthly            $___                $___         $___             ___%
             126 - 150                     Monthly            $___                $___         $___             ___%
             151 - 175                     Monthly            $___                $___         $___             ___%
             176 - 200                     Monthly            $___                $___         $___             ___%
             201 - 225                     Monthly            $___                $___         $___             ___%
             226 - 250                     Monthly            $___                $___         $___             ___%
             251 - 275                     Monthly            $___                $___         $___             ___%
             276 - 300                     Monthly            $___                $___         $___             ___%
             301 - 350                     Monthly            $___                $___         $___             ___%
             351 - 400                     Monthly            $___                $___         $___             ___%
             401 - 450                     Monthly            $___                $___         $___             ___%
             451 - 500                     Monthly            $___                $___         $___             ___%
       Unit Price for over 500 Units       Monthly            $___                $___         $___             ___%

               COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H

                 SMATV (APARTMENTS, CONDOMINIUMS, TOWNHOUSES)

SMATV - BASIC PROGRAMMING PACKAGES

                                                                                       ACCOUNT TYPES:    HTL

                SUB                     SUBSCRIPTION                          MEMBER           MEMBER          MEMBER
               UNITS                       LENGTH            RETAIL           WHOLESALE        MARGIN          MARGIN %
----------------------                  ------------         ------           ---------        ------          --------

MUSIC PACK    1  -  25                     Monthly            $___                $___         $___             ___%
             26  -  50                     Monthly            $___                $___         $___             ___%
             51  -  75                     Monthly            $___                $___         $___             ___%
             76  - 100                     Monthly            $___                $___         $___             ___%
             101 - 125                     Monthly            $___                $___         $___             ___%
             126 - 150                     Monthly            $___                $___         $___             ___%
             151 - 175                     Monthly            $___                $___         $___             ___%
             176 - 200                     Monthly            $___                $___         $___             ___%
             201 - 225                     Monthly            $___                $___         $___             ___%
             226 - 250                     Monthly            $___                $___         $___             ___%
             251 - 275                     Monthly            $___                $___         $___             ___%
             276 - 300                     Monthly            $___                $___         $___             ___%
             301 - 350                     Monthly            $___                $___         $___             ___%
             351 - 400                     Monthly            $___                $___         $___             ___%
             401 - 450                     Monthly            $___                $___         $___             ___%
             451 - 500                     Monthly            $___                $___         $___             ___%
       Unit Price for over 500 Units       Monthly            $___                $___         $___             ___%

TURNER PLUS   1  -  25                     Monthly            $___                $___         $___             ___%
             26  -  50                     Monthly            $___                $___         $___             ___%
             51  -  75                     Monthly            $___                $___         $___             ___%
             76  - 100                     Monthly            $___                $___         $___             ___%
             101 - 125                     Monthly            $___                $___         $___             ___%
             126 - 150                     Monthly            $___                $___         $___             ___%
             151 - 175                     Monthly            $___                $___         $___             ___%
             176 - 200                     Monthly            $___                $___         $___             ___%
             201 - 225                     Monthly            $___                $___         $___             ___%
             226 - 250                     Monthly            $___                $___         $___             ___%
             251 - 275                     Monthly            $___                $___         $___             ___%
             276 - 300                     Monthly            $___                $___         $___             ___%
             301 - 350                     Monthly            $___                $___         $___             ___%
             351 - 400                     Monthly            $___                $___         $___             ___%
             401 - 450                     Monthly            $___                $___         $___             ___%
             451 - 500                     Monthly            $___                $___         $___             ___%
       Unit Price for over 500 Units       Monthly            $___                $___         $___             ___%

TURNER 2 PACK 1  -  25                     Monthly            $___                $___         $___             ___%
             26  -  50                     Monthly            $___                $___         $___             ___%
             51  -  75                     Monthly            $___                $___         $___             ___%
             76  - 100                     Monthly            $___                $___         $___             ___%
             101 - 125                     Monthly            $___                $___         $___             ___%
             126 - 150                     Monthly            $___                $___         $___             ___%
             151 - 175                     Monthly            $___                $___         $___             ___%
             176 - 200                     Monthly            $___                $___         $___             ___%
             201 - 225                     Monthly            $___                $___         $___             ___%
             226 - 250                     Monthly            $___                $___         $___             ___%
             251 - 275                     Monthly            $___                $___         $___             ___%
             276 - 300                     Monthly            $___                $___         $___             ___%
             301 - 350                     Monthly            $___                $___         $___             ___%
             351 - 400                     Monthly            $___                $___         $___             ___%
             401 - 450                     Monthly            $___                $___         $___             ___%
             451 - 500                     Monthly            $___                $___         $___             ___%
       Unit Price for over 500 Units       Monthly            $___                $___         $___             ___%

NOTE:   Contractually, NRTC members MUST sell Turner Plus and Turner 2 Pack together.

             COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H     CONFIDENTIAL


                 SMATV (APARTMENTS, CONDOMINIUMS, TOWNHOUSES)

SMATV - A LA CARTE

                SUB                     SUBSCRIPTION                           MEMBER          MEMBER           MEMBER
               UNITS                       LENGTH            RETAIL           WHOLESALE        MARGIN          MARGIN %
             ---------                  ------------         ------           ---------        ------          --------
ESPN and ESPN2 1 -  25                     Monthly            $___              $___           $___             ___%
              26 -  50                     Monthly            $___              $___           $___             ___%
              51 -  75                     Monthly            $___              $___           $___             ___%
              76 - 100                     Monthly            $___              $___           $___             ___%
             101 - 125                     Monthly            $___              $___           $___             ___%
             126 - 150                     Monthly            $___              $___           $___             ___%
             151 - 175                     Monthly            $___              $___           $___             ___%
             176 - 200                     Monthly            $___              $___           $___             ___%
             201 - 225                     Monthly            $___              $___           $___             ___%
             226 - 250                     Monthly            $___              $___           $___             ___%
             251 - 275                     Monthly            $___              $___           $___             ___%
             276 - 300                     Monthly            $___              $___           $___             ___%
             301 - 350                     Monthly            $___              $___           $___             ___%
             351 - 400                     Monthly            $___              $___           $___             ___%
             401 - 450                     Monthly            $___              $___           $___             ___%
             451 - 500                     Monthly            $___              $___           $___             ___%
       Unit Price for Over 500 Units       Monthly            $___              $___           $___             ___%

DISNEY EAST    1 -  25                     Monthly            $___              $___           $___             ___%
and/or WEST   26 -  50                     Monthly            $___              $___           $___             ___%
              51 -  75                     Monthly            $___              $___           $___             ___%
              76 - 100                     Monthly            $___              $___           $___             ___%
             101 - 125                     Monthly            $___              $___           $___             ___%
             126 - 150                     Monthly            $___              $___           $___             ___%
             151 - 175                     Monthly            $___              $___           $___             ___%
             176 - 200                     Monthly            $___              $___           $___             ___%
             201 - 225                     Monthly            $___              $___           $___             ___%
             226 - 250                     Monthly            $___              $___           $___             ___%
             251 - 275                     Monthly            $___              $___           $___             ___%
             276 - 300                     Monthly            $___              $___           $___             ___%
             301 - 350                     Monthly            $___              $___           $___             ___%
             351 - 400                     Monthly            $___              $___           $___             ___%
             401 - 450                     Monthly            $___              $___           $___             ___%
             451 - 500                     Monthly            $___              $___           $___             ___%
       Unit Price for Over 500 Units       Monthly            $___              $___           $___             ___%

C-SPAN 1 &     1 -  25                     Monthly            $___              $___           $___             ___%
C-SPAN 2      26 -  50                     Monthly            $___              $___           $___             ___%
              51 -  75                     Monthly            $___              $___           $___             ___%
              76 - 100                     Monthly            $___              $___           $___             ___%
             101 - 125                     Monthly            $___              $___           $___             ___%
             126 - 150                     Monthly            $___              $___           $___             ___%
             151 - 175                     Monthly            $___              $___           $___             ___%
             176 - 200                     Monthly            $___              $___           $___             ___%
             201 - 225                     Monthly            $___              $___           $___             ___%
             226 - 250                     Monthly            $___              $___           $___             ___%
             251 - 275                     Monthly            $___              $___           $___             ___%
             276 - 300                     Monthly            $___              $___           $___             ___%
             301 - 350                     Monthly            $___              $___           $___             ___%
             351 - 400                     Monthly            $___              $___           $___             ___%
             401 - 450                     Monthly            $___              $___           $___             ___%
             451 - 500                     Monthly            $___              $___           $___             ___%
       Unit Price for Over 500 Units       Monthly            $___              $___           $___             ___%

                                                                    CONFIDENTIAL


              COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H

                 SMATV (APARTMENTS, CONDOMINIUMS, TOWNHOUSES)

SMATV - A LA CARTE

                SUB                     SUBSCRIPTION                           MEMBER          MEMBER           MEMBER
               UNITS                       LENGTH            RETAIL           WHOLESALE        MARGIN          MARGIN %
             ---------                  ------------         ------           ---------        ------          --------
STARZ! and     1 -  25                     Monthly            $___            $___              $___              ___%
ENCORE 1      26 -  50                     Monthly            $___            $___              $___              ___%
              51 -  75                     Monthly            $___            $___              $___              ___%
              76 - 100                     Monthly            $___            $___              $___              ___%
             101 - 125                     Monthly            $___            $___              $___              ___%
             126 - 150                     Monthly            $___            $___              $___              ___%
             151 - 175                     Monthly            $___            $___              $___              ___%
             176 - 200                     Monthly            $___            $___              $___              ___%
             201 - 225                     Monthly            $___            $___              $___              ___%
             226 - 250                     Monthly            $___            $___              $___              ___%
             251 - 275                     Monthly            $___            $___              $___              ___%
             276 - 300                     Monthly            $___            $___              $___              ___%
             301 - 350                     Monthly            $___            $___              $___              ___%
             351 - 400                     Monthly            $___            $___              $___              ___%
             401 - 450                     Monthly            $___            $___              $___              ___%
             451 - 500                     Monthly            $___            $___              $___              ___%
       Unit Price for Over 500 Units       Monthly            $___            $___              $___              ___%

GOLF CHANNEL   1 -  25                     Monthly            $___            $___              $___              ___%
              26 -  50                     Monthly            $___            $___              $___              ___%
              51 -  75                     Monthly            $___            $___              $___              ___%
              76 - 100                     Monthly            $___            $___              $___              ___%
             101 - 125                     Monthly            $___            $___              $___              ___%
             126 - 150                     Monthly            $___            $___              $___              ___%
             151 - 175                     Monthly            $___            $___              $___              ___%
             176 - 200                     Monthly            $___            $___              $___              ___%
             201 - 225                     Monthly            $___            $___              $___              ___%
             226 - 250                     Monthly            $___            $___              $___              ___%
             251 - 275                     Monthly            $___            $___              $___              ___%
             276 - 300                     Monthly            $___            $___              $___              ___%
             301 - 350                     Monthly            $___            $___              $___              ___%
             351 - 400                     Monthly            $___            $___              $___              ___%
             401 - 450                     Monthly            $___            $___              $___              ___%
             451 - 500                     Monthly            $___            $___              $___              ___%
       Unit Price for Over 500 Units       Monthly            $___            $___              $___              ___%

HOME AND       1 -  25                     Monthly            $___            $___              $___              ___%
GARDEN TV     26 -  50                     Monthly            $___            $___              $___              ___%
              51 -  75                     Monthly            $___            $___              $___              ___%
              76 - 100                     Monthly            $___            $___              $___              ___%
             101 - 125                     Monthly            $___            $___              $___              ___%
             126 - 150                     Monthly            $___            $___              $___              ___%
             151 - 175                     Monthly            $___            $___              $___              ___%
             176 - 200                     Monthly            $___            $___              $___              ___%
             201 - 225                     Monthly            $___            $___              $___              ___%
             226 - 250                     Monthly            $___            $___              $___              ___%
             251 - 275                     Monthly            $___            $___              $___              ___%
             276 - 300                     Monthly            $___            $___              $___              ___%
             301 - 350                     Monthly            $___            $___              $___              ___%
             351 - 400                     Monthly            $___            $___              $___              ___%
             401 - 450                     Monthly            $___            $___              $___              ___%
             451 - 500                     Monthly            $___            $___              $___              ___%
       Unit Price for Over 500 Units       Monthly            $___            $___              $___              ___%

               COMMITTED MEMBER RESIDENCE PROGRAMMING - EXHIBIT H

                  SMATV (APARTMENTS, CONDOMINIUMS, TOWNHOUSES)

SMATV - SPECIAL CONDITIONS

SMATV Applications use Subscriber Units Per Property instead of Fire Code Occupancy These are defined as follows:

DORMITORY ROOMS           Total number of televisions on site
APARTMENTS                Total number of units (apartments)
CONDOMINIUMS              Total number of units (condominiums)
TOWNHOUSES                Total number of units (townhouses)
CONVALESCENT  HOUSES      Total number of televisions on site

SMATV applications can only include multiple dwelling units (MDU's) such as apartments, condominiums and townhouses if the service is distributed to 100% of the units.

All SMATV applications are to be "Free To Guest" (FTG) - (i.e. no separate charge for the services)

Pay-Per-View is not available to SMATV applications

A minimum of 4 (four) A La Carte Services must be purchased

Members must price at DIRECTV national pricing.

SMATV Subscribers with over 500 units will be charged the per unit rate. Member margin will be the same percent on a per unit basis as in the tiered levels.

                                                                       EXHIBIT H

                    COMMITTED MEMBER RESIDENCES PROGRAMMING

                                  PAGE 3 OF 3

         All terms and conditions contained in the Programming agreements are material to this Agreement and shall be binding on Member.

         NRTC is not the originator of the Programming and has no control over the content or subject matter of the Programming being delivered. NRTC makes no representation or warranties whatsoever concerning the content of the Programming.

         If any programming services are included in the Programming pursuant to a compulsory copyright license under 17 U.S.C. 119(d) (or any similar or successor statute), Member acknowledges and agrees that these programs may only be provided to households that qualify as "Unserved Households" (as defined by 17 U.S.C. 119(d) (10) or similar or successor statute). Members shall provide information regarding Unserved Households in the form requested by NRTC.

         NRTC reserves the right with the exercise of good faith and reasonable business judgment, to substitute or to change the programming or to modify the terms and conditions of the programming and to modify any of the terms and condition and fees of this Exhibit H upon notice to Member.

                                                                       EXHIBIT H


PROGRAMMING RATE CARD

                          TO BE DETERMINED.

                                                                   (EXHIBIT H-1)

                     COMMERCIAL ESTABLISHMENTS PROGRAMMING


PRIVATE VIEWING

         PACKAGE                  RETAIL           WHOLESALE COST   MBR. MARGIN      MARGIN %
         -------                  ------           --------------   -----------      --------
1. OFFICE ENTERTAINMENT           $___/Mo              $___/Mo       $___/Mo          ___%

2. OFFICE INFORMATION              ___                  ___           ___             ___%

3. OFFICE PLUS                     ___                  ___           ___             ___%

         A La Carte
         ----------

         STARZ!                    ___/Mo               ___/Mo        ___/Mo          ___%
                                   ___/Yr               ___/Yr        ___/Yr          ___%

         Playboy                   ___/Mo               ___/Mo        ___/Mo          ___%
                                   ___/Yr               ___/Yr        ___/Yr          ___%

         TV Asia                   ___/Mo               ___/Mo        ___/Mo          ___%
                                   ___/Yr               ___/Yr        ___/Yr          ___%

         Golf                      ___/Mo               ___/Mo        ___/Mo          ___%
                                   ___/Yr               ___/Yr        ___/Yr          ___%

         NFL Sunday Ticket         ___/Season           ___/Season    ___/Season      ___%
         [Non-Select]

         Movies                    ___                  ___           ___             ___%

         PBTV Night                ___                  ___           ___             ___%

         Special Events           Residential Rate/Margin
         Additional IRD's         No Mirroring
         PPV Phone Orders         Member Sets Rate


Note: Each DSS receiver located in an office (3 Private Viewing Packages) will require a separate subscription. (I.e., no mirroring, allowed.)

                 The 3 Private Viewing Packages require telephone connection with business telephone line for A La Carte Sports Services.

                 The OPPV fee waived for special events where IPPV is not offered in the 3 Private Viewing packages.

                 The following services are not available to the 3 Private Viewing Packages:

                          o       TBS
                          o       Prime Time 24
                          o       PPV Coupon

                 STARZ! is not available with the Office Information Package. All other A La Carte services are available with all of the above packages.

                                                                   (Exhibit H-1)

PUBLIC VIEWING

                        FIRE CODE
PACKAGE                OCCUPANCY     RETAIL                  WHOLESALE COST            MBR. MARGIN    MARGIN %
--------               ---------     ------                  --------------            -----------    --------
Commercial Basic         0-100        ___/Yr                     ___/Yr                    ___/Yr        ___%
                                      ___/Mo                     ___/Mo                    ___/Mo        ___%

Commercial Basic       101-200        ___/Yr                     ___/Yr                    ___/Yr        ___%
                                      ___/Mo                     ___/Mo                    ___/Mo        ___%

Commercial Basic       201-600        ___/Yr                     ___/Yr                    ___/Yr        ___%
                                      ___/Mo                     ___/Mo                    ___/Mo        ___%

Commercial Basic       601-2000       ___/Yr                     ___/Yr                    ___/Yr        ___%
                                      ___/Mo                     ___/Mo                    ___/Mo        ___%

Commercial Basic         2000 +       ___/Yr                     ___/Yr                    ___/Yr        ___%
                                      ___/Mo                     ___/Mo                    ___/Mo        ___%



             A LA CARTE - Same For All Commercial Basic Packages

ESP/ESPN2                 ALL         ___/Yr                     ___/Yr                    ___/Yr        ___%

TNT                      0 - 50       ___/Yr                     ___/Yr                    ___/Yr        ___%
                        51 - 200      ___/Yr                     ___/Yr                    ___/Yr        ___%
                          200+        ___/Yr                     ___/Yr                    ___/Yr        ___%

Music Choice              ALL         ___/Yr                     ___/Yr                    ___/Yr        ___%

TV ASIA                   ALL         ___/Yr                     ___/Yr                    ___/Yr        ___%

Golf                      ALL         ___/Yr                     ___/Yr                    ___/Yr        ___%

NFL 1995                0 - 50        ___/Season                 ___/Season                ___           ___%
[Non-Select]           51 - 100       ___/Season                 ___/Season                ___           ___%
                      101 - 200       ___/Season                 ___/Season                ___           ___%
                      201 - 600       ___/Season                 ___/Season                ___           ___%
                      601 - 2000      ___/Season                 ___/Season                ___           ___%
                     2001 - 5000      ___/Season                 ___/Season                ___           ___%
                     5001 - 10000     ___/Season                 ___/Season                ___           ___%
                        10000 +       ___/Season                 ___/Season                ___           ___%

Oil Rigs                              ___/Season                 ___/Season                ___           ___%

The following services are not available to the Public Viewing Packages (Commercial Basic).

                  o        Disney
                  o        Multichannel Encore (1-7)
                  o        TBS
                  o        PrimeTime 24
                  o        STARZ!
                  o        Playboy TV
                  o        NBA League Pass
                  o        Regional sports (local & out of market)
                  o        PPV Movies
                  o        Special Events (unless rights required)
                  o        PPV Coupon
                  o        NHL Center Ice

Note: Currently Member must price at DIRECTV national pricing. As local pricing control becomes available the member's commercial wholesale rates will increase if the member sets commercial retail rates higher than the DIRECTV national pricing.

                                                                       EXHIBIT I

OUTAGE CREDITS

         THIS EXHIBIT SUMMARIZES OUTAGE PROVISIONS CONTAINED IN THE HCG AGREEMENT. NOT ALL DETAILS IN THE HCG AGREEMENT RELATED TO OUTAGES ARE DESCRIBED IN THIS EXHIBIT. CAPITALIZED TERMS USED IN THIS EXHIBIT HAVE THE MEANING GIVEN THEM IN THE HCG AGREEMENT.

                                   *   *   *

         I.      Outage Credits

         (a) A "Transmission Outage" means the failure after the Service Commencement Date of a channel to meet certain transmission minimum requirements due to a failure of a component of the Transponder Capacity, TT&C Services, or Transmission Services. If a Transmission Outage occurs and the corresponding Outage Period exceeds thirty (30) consecutive minutes, then NRTC shall be entitled to receive a credit for each channel experiencing a Transmission Outage in an amount equal to the product of (x) the sum of the then-current monthly Ground Services Fee and TT&C Fee for one channel (in dollars) multiplied by (y) the outage Period (in minutes) and divided by (z) 43,___0 (i.e., the number of minutes in a thirty-day month). In the case where the Ground Services Fees and TT&C Fees are paid on a per Authorized Subscriber basis, the fees associated with a single channel shall be calculated by HCG by dividing the fee amounts by the number of channels provided immediately prior to the outage. Such outage credit shall be applied against the Ground Services Fee and the TT&C Fee due for the month(s) immediately following the month in which the Transmission Outage occurs.

         (b) An "Access Control Outage" means the failure after the Service Commencement Date of a component of the Access Control Services to meet certain access control minimum requirements. If an Access Control Outage occurs and the corresponding Outage Period exceeds forty-eight (48) consecutive hours, then NRTC shall be entitled to receive a credit in an amount equal to the product of (x) the aggregate of the then-current monthly Ground Services Fee for three Program Channels (in dollars) multiplied by (y) the Outage Period (in minutes) and divided by (x) 43,___0 (i.e., the number of minutes in a thirty-day month). In the case where the Ground Services Fees are paid on a per Authorized Subscriber basis, the fees associated with a single channel shall be calculated by HCG by dividing the then-current fee amounts by the number of channels provided immediately prior to the outage. Such Outage Credit shall be applied against Ground Services Fees due for the months immediately following the month(s) immediately following the month in which the Access Control Outage occurs.

         (c) The "Outage Period" associated with a Transmission Outage or Access Control Outage means the period of time commencing on the earlier of such time as an operational manager of HCG becomes aware of, or NRTC notifies HCG of, such Outage and ending at such time as the services are restored such that they meet the relevant minimum requirements.

         (d) A Transmission Outage or Access Control Outage shall not be deemed to have occurred if a failure of a component of the Transponder Capacity TT&C Services, Transmission Services or Access Control Services (a "Component") to meet the applicable minimum requirements is (i) caused by any action or inaction of NRTC or any of NRTC's Members, Affiliates, or agents, (ii) related to any failure or misoperation of subscriber terminal equipment or any component thereof, (iii) related to any weather event or any other circumstances (including, without limitation, sun outage effects) occurring in the transmission path between the Satellite and reception equipment, (iv) related to any interference generated from any sources other than the HCG Frequencies or the users of such frequencies, or
                 (v) related to the quality or availability of the C-Band downlink or other source signal for the channels.

         (e) In no event shall any outage credits exceed the amount of the Ground Services Fee (and/or TT&C Fee, as appropriated) actually paid for the corresponding Outage Period.

REFUNDS                                                                EXHIBIT J

         THIS EXHIBIT SUMMARIZES REFUND PROVISIONS CONTAINED IN THE HCG AGREEMENT. NOT ALL DETAILS IN THE HCG AGREEMENT RELATED TO REFUNDS ARE DESCRIBED IN THIS EXHIBIT. CAPITALIZED TERMS USED IN THIS EXHIBIT HAVE THE MEANING GIVEN THEM IN THE HCG AGREEMENT.

                                   *   *   *

1.       HCG REFUND TO NRTC

         (a) If on or after April 1, 1994, the Transponder Capacity is Available and other components of the DBS Distribution Services (i.e., the Ground Services, the TT&C Services, the Security Services, and/or the Programming Services) have not completed Acceptance, the NRTC may terminate this Agreement and HCG shall provide NRTC with a Complete Refund.

         (b) If all ___ Program Channels are not available on the Service Commencement Date, then NRTC shall have the right to partially terminate the HCG Agreement as to the undelivered channels (and receive a Partial Refund). If NRTC chooses not to accept delivery of fewer than ___ channels and HCG is not able to deliver all ___ Cable Programs by December 31, 1997, then either NRTC or HCG may terminate the HCG Agreement and HCG shall provide NRTC with a Complete Refund.

         (c) If all ___ Program Channels are available on the Service Commencement Date and HCG is unable at a later date to continue provision of all ___ channels, NRTC shall have the right to partially terminate the HCG Agreement as to any channels that are no longer provided, and HCG shall provide NRTC with a Partial Refund for such non-provided channels.

         (d) If the Service Commencement Date does not occur on or before December 31, 1997 (the "Rescission Date"), then NRTC or HCG may terminate the HCG Agreement and HCG shall provide NRTC with a Complete Refund.

         (e) If an Outage Period associated with a Transmission Outage exceeds ten (10) consecutive days or twenty (___) Outage Units occur in any consecutive thirty (30) day period, or if the Outage Period associated with an Access Control Outage exceeds sixty (60) consecutive days, then NRTC shall have the right to partially terminate the HCG Agreement. An "Outage Unit" means a failure to meet the Transmission Minimum Requirements due to a Transponder Capacity failure for fifteen (15) or more minutes in any one day. If such termination occurs on or before the tenth anniversary of the Service Commencement Date, NRTC shall be entitled to a Partial Refund for each terminated Program Channel.

         (f) If after April 1, 1994, the Service Commencement Date has not occurred and HCG has determined, based on demonstrable facts, that events have occurred that make it impossible for HCG to cause the Service Commencement Date to occur by the Rescission Date HCG may, at its option, provide notice to NRTC of NRTC's Rescission Option. NRTC shall notify HCG of its termination of its obligations within ninety (90) days following HCG's notice, or such Rescission Option shall expire. If NRTC exercises its Rescission Option, then HCG shall provide NRTC with a Complete Refund. If NRTC does not exercise the Rescission Option, then HCG may terminate the HCG Agreement and provide NRTC with a Complete Refund.

         (g) NRTC also is entitled to a Complete or Partial Refund, as appropriate, if:

                 (x) HCG fails to perform or observe in any material respect any material covenant, condition or agreement to be performed or observed by it under the HCG Agreement and such failure continues unremedied;

                 (y) Any representation or warranty made by HCG in the HCG Agreement was incorrect in any material respect at the time made and continues unremedied; or

                 (z)      HCG consents to bankruptcy proceedings.

         (h) "Complete Refund" means HCG's refund to NRTC of all Committed Member Payments actually paid to HCG, and not previously refunded to NRTC.

         (i) "Partial Refund" means HCG's refund to NRTC of an amount equal to the product of (x) a fraction of whose numerator is the refund period and whose denominator is 3,6___ days multiplied by (y) a fraction whose numerator is the aggregate of the Committed Member Payments actually paid to HCG and whose denominator is ___, multiplied by (z) the number of Program Channels for which a Partial Refund is due (i.e., Partial Refunds are issued per channel and are based on a satellite life expectancy of 10 years).

                                                                       EXHIBIT K
                             NRTC REMITTANCE SYSTEM

                                NRTC Obligations

                 NRTC shall perform certain of the remittance processing and collection obligations ("RPC Obligation(s)"), at a minimum, in accordance with the performance and service standards set forth in this Exhibit K. As used herein, "NRTC" shall mean any person performing any of RPC Obligations set forth in this exhibit, including without limitation, NRTC or any contractor or subcontractor of NRTC.

                 a.       General Requirements.

                 1. Basic processing. Basic processing includes the following services:

                          (a) Transaction processing, including, encoding of checks, money orders and other drafts ("Checks") and document scanning;

                          (b) Creation of a host update record (i.e., customer payment information file that contains listings of payment transactions); and

                          (c) Archiving copies of Remittances, Billing Documents and other documents contained in a Remittance Envelope.

"Remittance" shall mean payments of any type and by any means made by a Subscriber for any DBS services. "Billing Documents" shall mean that portion of a Subscriber's billing statement which is enclosed and returned by such Subscriber with Remittance. "Remittance Envelope" shall mean any envelope containing a Remittance.

                 b. Processing Time - Scannable Items. 98% of all items, which are processed under NRTC's standard remittance-processing methodology, by means of OCR (Optical Character Reader) or other technology which performs at the same or better performance levels than OCR ("Scannable Items"), shall be processed and made ready for transmission no later than 24 hours after the Remittances are collected every day of the year, and 100% of all such Scannable Items shall be processed and made ready for transmission no later than 48 hours after the Remittances are collected every day of the year. NRTC shall be in non-compliance with these performance and service standards if it fails to comply with such 24 and/or 48-hour processing time requirements more than two times in any consecutive 30-day period.

                 c. Processing Time - Non-Scannable Items. 98% of all non-Scannable items ("NonScannable Item") shall be processed and made ready for pickup by overnight courier to NRTC no later than 24 hours after the Remittances are collected every day of the year, and 100% of all such Non-Scannable Items shall be processed and made ready for pick up by overnight courier no later than 48 hours after the Remittances are collected every day of the year. NRTC shall be in noncompliance with these performance and service standards if it fails to comply with such 24 and/or 48-hour processing time requirements more than two times in any consecutive 30-day period.

                 d. Processable Checks. The following types of Checks ("Processable Checks") shall be processable in the regular course of business and with the following additional and/or other steps, as applicable:

                          1. Checks with restrictive notations, including but not limited to those marked "Paid in Full," shall be processed in the regular course.

                          2. Checks not completed shall be handled as follows:

                                  (a)      If the date is missing, NRTC shall
                                  process the Check in the regular course.

                                  (b)      If the payee is missing, NRTC shall
                                  enter the Member's name and thereafter
                                  process the Check in the regular course.

                                  (c) If the numerical amount of the Check is missing, NRTC shall rely upon and key-enter the spelled-out amount and thereafter process the Check in the regular course.

                                  (d)      If the spelled-out amount of the
                                  Check is missing, NRTC shall rely upon and key-enter the numerical amount and thereafter process the Check in the regular course.

                                  (e)      If the signature of the maker is
                                  missing, NRTC shall process the Check in the regular course.

                          3. Checks showing different numerical and spelled-out amounts shall be processed for the amount, if any, that matches the "amount due" on the Remittance. If all amounts are different, NRTC shall process the Check for the written amount stated on the Check.

                          4. Post-dated and pre-dated Checks shall be processed in the regular course.

                          5. NRTC shall repair the Check where Magnetic Ink Character Recognition ("NHCR") lines are damaged and thereafter shall process it in the regular course.

                          6. Foreign checks drawn in U.S. dollars shall be processed in the regular course.

                          7. Multiple-party Checks where the original payee specifies the person to whom or to whose order the Check is payable and where the other payees have properly endorsed the check by signature shall be processed in the regular course.

                 e. Unprocessable Items. The following types of items shall be deemed unprocessable ("Unprocessable Items") and shall require further handling by Member:

                          1.      Canceled Checks.

                          2.      Checks written in pencil.

                          3.      Improperly endorsed multiple party Checks.

                          4.      Checks where all information is left blank.

                          5. Checks where both the numerical and the written amounts are left blank.

                 f. Exception Remittances. The following items shall be deemed exceptions ("Exception Remittance(s)") and shall be processed using NRTC's standard Exception Remittance processing methodology:

                          1. OCR Rejections. Exception Remittances shall include OCR rejections in excess of 15% of aggregate Remittances per month, excluding however, any documents which NRTC chooses to print the OCR scan lines.

                          2. Odd Payments. Any Remittance where the total amount of the Check(s) in the Remittance Envelope does not match the corresponding amount on the accompanying Billing Documents by $5.00 or more. NRTC may change the dollar discrepancy amount whereby a Remittance is included as an Exception Remittance in its sole discretion.

                          3. Foreign Checks. Any foreign Checks drawn in foreign currency. Such foreign checks shall require further handling by NRTC.

                 g. Errors. The number of Errors shall not exceed 0.8 Errors per 10,000 Remittances received, processed, deposited or otherwise handled by NRTC. "Error(s)" means any failure by NRTC to comply with those RPC Obligations set forth in this Exhibit K. NRTC shall correct any and all Errors within 24 hours after either: (a) NRTC knows or has reason to know of such Errors or (b) Member notifies NRTC of the Errors.

                 h. Correspondence. NRTC shall separate change of address information from all other correspondence (miscellaneous customer letters, messages, notes and any remittance documents with customer written comments not pertaining to address changes). NRTC shall forward on a timely basis all such correspondence to Member.

                 i. Check Photocopy Requests. Member may request a facsimile of Checks and Billing Documents and other documents contained in a Remittance Envelope as archived on microfilm or paper. If Member provides a document identification number ("DIN") and processing date for each item of which it wishes a facsimile, then NRTC shall provide to Member the printed facsimiles) as soon as reasonably possible. If Member does not provide a DIN and processing date for each item of which it wishes a facsimile, then NRTC shall provide timely to Member the printed facsimiles) as available.

                 j. RPC Obligation Performance. NRTC will use its reasonable best efforts to ensure that any and all contractors and/or subcontractors perform in compliance with this Exhibit K, including, transitions to alternate contractors or subcontractors, if necessary. In the event of any nonperformance by any contractors or subcontractors, NRTC will enforce all remedies available to it under all contracts with such contractors or subcontractors for the benefit of NRTC and its Members. If NRTC breaches or fails to perform any material RPC Obligation, Member may in its sole discretion and upon thirty (30) days written notice to NRTC, including therein a ten (10) day period for NRTC to cure. immediately change to the Member Remittance System described in Exhibit K-1 of this Agreement, and, under such circumstances such change shall be deemed to have been made in accordance with Sections 3(c)(1) and (2) of the Agreement.

                 By electing below and returning this form to NRTC, Member elects to use the collection and remittance process or methodology ordinarily and customarily used by Member ("Member Remittance System") to collect and process Subscriber payments. Member shall make this election by placing a check mark and the initials of Member's authorized representative as set forth below:

                          Mark         Initials

                                                  Member Remittance System
                          ----         -----------

                          Member Name:
                                       -------------------------

                          Address:
                                   -----------------------------

                          --------------------------------------

                          Contact Name:
                                        ------------------------
                          Today's Date:
                                        ------------------------

                          Requested Effective Date:
                                                   -------------

                                   SCHEDULE I

                             NRTC Member Agreements:

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and TV Tennessee, Inc. (formerly Rural TV Tennessee, Inc.) dated July 12, 1993, as amended, and assigned to the Company pursuant to an Application for Assignment effective as of November 20, 1996.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and TV Tennessee, Inc. (formerly Rural TV Tennessee, Inc.) dated July 12, 1993, as amended, assigned to Aurora Cable TV, Inc., pursuant to an Application for Assignment effective as of June 30, 1996, and assigned to the Company pursuant to an Application for Assignment effective as of November 15, 1996.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Totah Telephone Company, Inc. dated October 16, 1992, as amended, assigned to Images DBS Kansas, LLC pursuant to an Application for Assignment dated as of May 23, 1994, and assigned to the Company pursuant to an Application for Assignment effective as of February 12, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Totah Telephone Company, Inc. dated October 16, 1992, as amended, assigned to Images DBS Oklahoma, LLC pursuant to an Application for Assignment dated as of May 23, 1994, and assigned to the Company pursuant to an Application for Assignment effective as of February 12, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Direct Satellite TV, Limited dated June 3, 1993, as amended, and assigned to the Company pursuant to an Application for Assignment effective as of February 19, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Thunderbolt Systems, Inc. dated August 10, 1992, as amended, and assigned to the Company pursuant to an Application for Partial Assignment effective as of March 11, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Deep East Texas Telecommunications, Inc. dated April 30, 1993, as amended and assigned to the Company pursuant to an Application for Assignment effective as of April 11, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Hickory Tech Corporation dated July 23, 1993, as amended and assigned to the Company pursuant to an Application for Assignment effective as of July 15, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Western Montana DBS, Inc., d/b/a Rocky Mountain DBS, dated May 4, 1993, as amended, and assigned to the Company pursuant to a Partial Application for Assignment effective as of May 1, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Coast Satellite TV dated December 16, 1992, as amended, assigned to TEG - DBS Services, Inc. pursuant to an Application for Assignment dated as of November 23, 1994 and assigned to the Company pursuant to an Application for Assignment effective as of June 12, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and GVEC Rural; TV, Inc. dated July 8, 1997, as amended and assigned to the Company pursuant to an Application for Assignment effective as of July 8, 1997.

         NRTC/Member Agreements for Marketing and Distribution of DBS Services between NRTC and Argos Support Services Company, formerly Argos Direct Broadcast Satellite Services dated July 16, 1994 and October 20, 1994, as amended and assigned to the Company pursuant to an Application for Assignment effective as of August 8, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Satellite Entertainment, Inc. dated January 29, 1993, as amended and assigned to the Company pursuant to an Application for Assignment effective as of July 14, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Jackson Electric Cooperation, Inc. dated August 19, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of August 26, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Gardonville Systems, Inc. d/b/a Lakes Area TV dated September 30, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of September 2, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and DBS, LC dated July 13, 1993, as amended, assigned to the Company pursuant to an Application for Assignment effective as of November 17, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Dunn County Electric Cooperative, Inc. dated September 30, 1992, as amended, assigned to the DCE Satellite Entertainment, LLC pursuant to an Application for Assignment effective as of October 14, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and CTS Communications Corporation dated December 4, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of November 7, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Panora Telecommunications, Inc. dated September 24, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of November 20, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Souris River Telecommunications Cooperative dated July 1, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of November 21, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Cal-Ore Digital TV, Inc. dated July 29, 1993, as amended, assigned to the Company pursuant to an Application for Assignment effective as of December 9, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Cable & Communications Corporation and Mid-Rivers Telephone Cooperative, Inc. dated June 3, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of December 24, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Missoula Electric Cooperative, Inc. dated November 17, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of December 22, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Lakeland DBS, Inc. dated October 30, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of December 29, 1997.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Nemont Communications, Inc. dated July 6, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of January 14, 1998.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Triangle Communication System, Inc. dated June 8, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of January 20, 1998.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Wyoming Mutual Telephone Company dated December 2, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of January 21, 1998.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Northwest Communications Cooperative dated June 29, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of March 6, 1998.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and North Willamette Telecom, Inc. dated November 3, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of March 10, 1998.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and Beulahland Communications, Inc. d/b/a Sangre De Cristo DBS dated June 8, 1992, as amended, assigned to the Company pursuant to an Application for Assignment effective as of March 19, 1998.

         NRTC/Member Agreement for Marketing and Distribution of DBS Services between NRTC and SCS Communications & Security, Inc. dated January 1, 1993, as amended, assigned to the Company pursuant to an Application for Assignment effective as of April 21, 1998.